                           SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

                                          [_] Confidential, for Use of the
[X] Preliminary Proxy Statement               Commission Only (as Permitted by
                                              Rule 14a-6(e)(2))

[_] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                             DYNATECH CORPORATION
               (Name of Registrant as Specified In Its Charter)


   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1)  Title of each class of securities to which transaction applies:

  (2)  Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  (4)  Proposed maximum aggregate value of transaction:

  (5)  Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1)  Amount Previously Paid:

  (2)  Form, Schedule or Registration Statement No.:

  (3)  Filing Party:

  (4)  Date Filed:

                                     LOGO

                 NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS

                                                      Burlington, Massachusetts
                                                                  July 26, 1999

To the Stockholders of
 Dynatech Corporation:

  Notice is hereby given that the Annual Meeting of Stockholders of Dynatech Corporation will be held at the offices of Dynatech Corporation (the "Company"), 3 New England Executive Park, Burlington, Massachusetts on Wednesday, September 8, 1999 at 10:00 a.m. for the following purposes:

  1. To fix the number of Directors at nine (subject to future enlargement or reduction by the Board of Directors) and to elect nine Directors to the Board of Directors. If Proposal No. 2, providing for a classified Board of Directors, is adopted, the nine Directors will be elected to a classified Board of Directors, with three Directors being elected for a one-year term, three Directors being elected for a two-year term and three Directors being elected for a three-year term. If Proposal No. 2 is not adopted, all nine Directors will be elected for a one-year term or until their successors are elected and qualified;

  2. To approve a proposal providing for the classification of the Board of Directors into three classes, with members of each serving for staggered terms;

  3. To approve the performance criteria upon which annual bonuses are payable and the maximum amount payable to an executive officer under the Company's annual incentive plan for its executive officers, as described in the Proxy Statement;

  4. To approve the Non-Employee Directors Stock Incentive Plan, as described in the Proxy Statement;

  5. To ratify the selection of PricewaterhouseCoopers L.L.P. as the Company's independent auditors for the current fiscal year;

  6. To approve a proposal to change the jurisdiction of incorporation of the Company from the Commonwealth of Massachusetts to the State of Delaware pursuant to a statutory merger of the Company into Dynatech Corporation, a company to be incorporated in Delaware and a wholly owned subsidiary of the Company, by approving an Agreement and Plan of Merger; and

  7. To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.

  Stockholders of record at the close of business on July 22, 1999 will be entitled to notice of and to vote at the meeting or any adjournment thereof.

                                          By Order of the Board of Directors

                                          Mark V.B. Tremallo
                                          Assistant Clerk, Vice President and
                                           General Counsel


 IF YOU ARE UNABLE TO BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                             DYNATECH CORPORATION
                         3 New England Executive Park
                     Burlington, Massachusetts 01803-5087

                                PROXY STATEMENT
                                      FOR
                      THE ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held September 8, 1999

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Dynatech Corporation ("Dynatech" or the "Company") for the Annual Meeting of Stockholders to be held on Wednesday, September 8, 1999 at 10:00 a.m. at the offices of Dynatech Corporation, 3 New England Executive Park, Burlington, Massachusetts and any adjournments thereof. The enclosed proxy, if properly executed and returned, may be revoked at any time before it is exercised by delivering to the Assistant Clerk, Vice President and General Counsel of the Company a duly executed written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

  The Company's Annual Report on Form 10-K for the fiscal year ended March 31, 1999, containing financial statements for that year and prior periods, is being mailed herewith.

  A copy of the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 1999, as filed with the Securities and Exchange Commission ("SEC"), except for exhibits, will be furnished without charge to any stockholder upon written request to the Manager of Investor Relations of the Company, Dynatech Corporation, 3 New England Executive Park, Burlington, Massachusetts 01803-5087.

Voting Securities and Votes Required

  At the close of business on July 22, 1999, the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting, there were outstanding and entitled to vote an aggregate of shares of Common Stock of the Company, no par value per share ("Common Stock"), constituting all of the voting stock of the Company. Holders of Common Stock are entitled to one vote per share.

  The holders of a majority of the shares of Common Stock outstanding and entitled to vote at the Annual Meeting shall constitute a quorum for the transaction of business at the Annual Meeting. Shares of Common Stock represented in person or by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum exists at the Annual Meeting.

    1. The affirmative vote of the holders of a plurality of the shares of Common Stock voting on the matter is required for the election of directors;

    2. The affirmative vote of the holders of two-thirds of the shares of Common Stock voting on the matter is required for the approval of the proposal providing for the classification of the Board of Directors into three classes, with members of each class serving for staggered terms;

    3. The affirmative vote of the holders of a majority of the shares of Common Stock voting on the matter is required for the approval of the performance criteria upon which annual bonuses are payable and the maximum amount payable to an executive officer under the Company's annual incentive plan for its executive officers;

    4. The affirmative vote of the holders of a majority of the shares of Common Stock voting on the matter is required for the approval of the Non-Employee Directors Stock Incentive Plan;

    5. The affirmative vote of the holders of a majority of the shares of Common Stock voting on the matter is required for the ratification of the selection of PricewaterhouseCoopers L.L.P. as the Company's independent auditors for the current fiscal year; and

    6. The affirmative vote of the holders of two-thirds of the shares of Common Stock outstanding is required for the approval of a proposal to change the jurisdiction of incorporation of the Company from Massachusetts to Delaware pursuant to a statutory merger of the Company into Dynatech Corporation, a company to be incorporated in Delaware and a wholly owned subsidiary of the Company, by approving the Agreement and Plan of Merger.

  Shares that abstain from voting as to a particular matter, and shares held in "street name" by a broker or nominee who indicates on a proxy that he or she does not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter, and also will not be counted as shares voted on such matter. Accordingly, abstentions and "broker non-votes" will have no effect on the voting on matters, such as the ones presented for stockholder approval at this Annual Meeting (other than the proposal to change the jurisdiction of incorporation of the Company from Massachusetts to Delaware, which vote is based on the number of outstanding shares of Common Stock), that require the affirmative vote of a certain percentage of the shares voting on the matter.

  In connection with a recapitalization of the Company, on May 21, 1998, CDRD Merger Corporation ("MergerCo"), a nonsubstantive transitory merger vehicle, which was organized at the direction of Clayton, Dubilier & Rice, Inc. ("CDR"), a private investment firm, was merged with and into the Company (the "CD&R Merger") with the Company continuing as the surviving corporation. In the recapitalization, (i) each then outstanding share of common stock, par value $0.20 per share, of the Company (the "Dynatech Common Stock") was converted into the right to receive $47.75 in cash and 0.5 shares of common stock, no par value, of the Company (the "Common Stock") and (ii) each then outstanding share of common stock of MergerCo ("MergerCo Common Stock") was converted into one share of Common Stock. See "Certain Relationships and Related Transactions."

  As of July 1, 1999, Clayton, Dubilier & Rice Fund V Limited Partnership, an investment partnership managed by CDR ("CDR Fund V"), holds approximately 91.8% of the Common Stock. Because CDR Fund V holds approximately 91.8% of the Company's Common Stock, its vote on the proposals described below will be determinative. CDR Fund V has indicated to the Company that it will vote in favor of Proposal 1, Proposal 2, Proposal 3, Proposal 4, Proposal 5 and Proposal 6.

                                PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

  Stockholders will be asked to fix the number of directors at nine, which number may be enlarged or, in certain cases, reduced by the Board of Directors. The persons named in the enclosed proxy will vote to elect Ned C. Lautenbach, Allan M. Kline, John R. Peeler, Joseph L. Rice, III, Brian D. Finn, Charles P. Pieper, Marvin L. Mann, Brian H. Rowe and William O. McCoy (the "Nominees") to serve as Directors until the next Annual Meeting of Stockholders of the Company and until their successors are duly elected and qualified, unless authority to vote for any of the Nominees is withheld by marking the proxy to that effect, except that, as discussed below, if Proposal No. 2 for the classification of the Board of Directors is adopted, each such director will serve for the term corresponding to the class into which such director was elected. Each of the Nominees is currently serving as a Director of the Company and has indicated his willingness to continue to serve, if elected, as a Director. However, if any of them fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend.

  If Proposal No. 2 providing for the classification of the Board of Directors into three classes is approved at the Annual Meeting by the Company's stockholders, the Nominees will be divided into three classes as follows: three Class I Directors (Messrs. Kline, Pieper and Rowe) will be elected for a two-year term expiring at the 2001 Annual Meeting of Stockholders, three Class II Directors (Messrs. Lautenbach, Mann and Peeler) will be elected for a three-year term expiring at the 2002 Annual Meeting of Stockholders, and three Class III Director (Messrs. Finn, Rice and McCoy) will be elected for a one-year term expiring at the 2000 Annual Meeting of Stockholders, in all cases subject to the election and qualification of their successors and to their earlier death, resignation or removal. If Proposal No. 2 is not adopted, all nine directors will be elected for a one-year term expiring at the 2000 Annual Meeting of Stockholders, subject to the election and qualification of their successors and to their earlier death, resignation or removal. See "Proposal No. 2--Classification of the Board of Directors."

  The Board of Directors recommends that the stockholders vote FOR the election of the Nominees.

                        INFORMATION REGARDING NOMINEES

  The following table sets forth certain information with respect to the
Nominees:

                 NOMINEES FOR ELECTION AT 1999 ANNUAL MEETING

                   Name and Principal Occupation                       Director
                  for at least the Past Five Years                 Age  Since
                  --------------------------------                 --- --------
   Ned C. Lautenbach.............................................   55   1998
    Ned C. Lautenbach presently serves as Chairman, President and
    Chief Executive Officer of the Company and a Director of the
    Company. He has served as Chairman, President and Chief
    Executive Officer since May 19, 1999 and as Director since
    November 30, 1998. Mr. Lautenbach joined CDR in 1998 from IBM
    Corporation where he served as Senior Vice President and
    Group Executive of Worldwide Sales and Services. During his
    career at IBM, he held a variety of other senior executive positions in several divisions, including president of the
    National Distribution Division of the United States,
    President, Asia Pacific, and Chairman, IBM World Trade
    Corporation. Mr. Lautenbach received his M.B.A. from Harvard
    University after having completed his undergraduate studies in economics at the University of Cincinnati.

                   Name and Principal Occupation                       Director
                  for at least the Past Five Years                 Age  Since
                  --------------------------------                 --- --------
   Allan M. Kline................................................   54   1998
    Allan M. Kline presently serves as Corporate Vice President,
    Chief Financial Officer and Treasurer and, since May 21,
    1998, a Director of the Company. Mr. Kline joined the Company in June 1996. From 1995 to 1996, he served as Senior Vice
    President, Chief Financial Officer of CrossComm Corporation,
    a manufacturer of networking products. From 1994 to 1995, he was President of TAR Acquisition Corp., a private investment company. From 1989 to 1994, Mr. Kline was also a Director of
    CrossComm Corporation. From 1990 to 1994, Mr. Kline was
    Senior Vice President, Chief Financial Officer of Cabot
    Safety Corporation, a subsidiary of Cabot Corporation. Prior to that, he served at Leggett & Platt, Incorporated and was a partner with Arthur Young & Company.

   John R. Peeler................................................   44   1998
    John R. Peeler presently serves as Corporate Vice President--
    Communications Test Business and President and Chief
    Executive Officer of all the Company's communication test
    businesses and, since May 21, 1998, a Director of the
    Company. Mr. Peeler has been employed by the Company since
    1980.

   Joseph L. Rice, III...........................................   67   1998
    Joseph L. Rice, III is a principal and Chairman of CDR and, since May 21, 1998, a Director of the Company. In addition,
    Mr. Rice is a Director of Uniroyal Holding, Inc., Remington
    Arms Company, Inc., RACI Holding, Inc. and Thyssen Schulte
    Bautechnik, corporations in which an investment partnership managed by CDR has an investment, and serves as a trustee of
    Williams College and The Manhattan Institute. He is a
    graduate of Williams College and Harvard Law School. Mr. Rice
    is a limited partner of CD&R Associates V Limited
    Partnership, the general partner of CDR Fund V ("Associates
    V"), and is a Director, Chairman and President of CD&R
    Investment Associates II, Inc., the managing general partner of Associates V ("Associates II Inc.").

   Brian D. Finn.................................................   38   1998
    Brian D. Finn is a principal and Director of CDR and, since
    May 21, 1998, a Director of the Company. Mr. Finn is also a
    Director of U.S. Office Products Company, a corporation in which CDR Fund V has an investment. Mr. Finn joined CDR in
    1997 from Credit Suisse First Boston where he was Managing
    Director and Co-Head of Mergers & Acquisitions. During his 15
    years at Credit Suisse First Boston he advised a large number of corporate clients in various industries in transactions totaling approximately $250 billion. Mr. Finn received his
    B.S. in Economics from The Wharton School of the University of Pennsylvania. He is a limited partner of Associates V and a Director of Associates II Inc.

   Charles P. Pieper.............................................   52   1998
    Charles P. Pieper is a principal and Director of CDR and,
    since May 21, 1998, a Director of the Company. Mr. Pieper is also Chairman of North American Van Lines, Inc., Chairman and
    Chief Executive Officer of U.S. Office Products Company, and
    a Director of Alliant Foodservice, Inc., corporations in
    which CDR Fund V has an investment. Mr. Pieper joined CDR in
    1997. Prior to joining CDR, he was President and Chief
    Executive Officer of GE Lighting Europe. During his 16-year career at GE, Mr. Pieper was responsible for several key
    business units, including serving as President and Chief
    Executive Officer of: GE Japan, Korea, Taiwan; GE Medical
    Systems Asia; as well as GE Lighting Europe. He joined GE

                Name and Principal Occupation                           Director
               for at least the Past Five Years                       Age  Since
               --------------------------------                       ---  -----
    in 1981, from the Boston Consulting Group. Mr. Pieper
    graduated from Harvard College and holds an M.B.A. from
    Harvard Business School. He is a limited partner of
    Associates V and a Director of Associates II Inc.
   Marvin L. Mann.................................................... 66   1999
    Marvin L. Mann has served since February 4, 1999, as a Director of the Company. He also has served since April 1999 as Chairman
    Emeritus of the Board of Directors of Lexmark International
    Group, Inc., a corporation in which an affiliate of CDR had an investment from 1991 through 1998. He served as Chairman of the
    Board of Lexmark International Group, Inc. from March 1991 through April 1999, as Chief Executive Officer from March 1991 through May 1998, and as President from March 1991 through
    February 1997. Prior to such time, Mr. Mann held numerous
    positions with IBM. During his IBM career, Mr. Mann held a number of executive positions including President of the Information
    Products Division, President of the Service Sector Division and
    President and Chief Executive Officer of the Satellite Business
    Systems. He was elected an IBM Vice President in 1985. Mr. Mann also serves as a director of the M.A. Hanna Company and Imation
    Corporation and is a member of the board of trustees of Fidelity
    Investments.
   Brian H. Rowe..................................................... 68   1998
    Brian H. Rowe has served since November 30, 1998, as a Director of the Company. He is currently Chairman Emeritus of GE Aircraft
    Engines in Cincinnati, Ohio, where he also served as Chairman from September 1993 through January 1995, and as President and
    Chief Executive Officer from 1979 through 1993. Mr. Rowe also serves as a director of Atlas Air, Inc., B/E Aerospace, Inc.,
    Fifth Third Bank, Stewart & Stevenson Services, Inc., Convergys
    Corporation and Textron Inc.
   William O. McCoy.................................................. 65   1999
    William O. McCoy has served since July 20, 1999, as a Director of the Company. He is currently the Acting Chancellor of The
    University of North Carolina at Chapel Hill. He retired in
    January 1999 as Vice President for Finance of the sixteen-campus
    University of North Carolina. He joined UNC General
    Administration in 1995 after a 35-year career with the BellSouth
    Corporation, where he served as Vice Chairman of the Board of
    Directors from 1984 through 1994. Mr. McCoy also serves as a director of Kenan Transport Company, Carolina Power and Light
    Company, Liberty Corporation of Greenville, S.C. and the Weeks
    Corporation in Atlanta and is a member of the board of trustees of Fidelity Investments and a partner of Franklin Street
    Partners.

  All directors are elected annually and hold office until their successors are duly elected and qualified, or until their earlier removal or resignation.

Committees of the Board of Directors

  The Company has Executive, Audit and Compensation Committees of the Board of Directors.

  The Board of Directors met five times during fiscal 1999. Each person who was a Director during fiscal 1999 attended at least 75 percent of the aggregate number of meetings of the Board of Directors and the committees on which he served.

  The Executive Committee, which met once during fiscal 1999, is vested with the authority of the Board of Directors between meetings of the Board of Directors in most matters (other than with respect to certain fundamental issues). The current members of the Executive Committee are Messrs. Lautenbach and Finn.

  The Audit Committee met twice during fiscal 1999. The Audit Committee recommends to the Board of Directors the appointment of the independent public accountants, reviews the scope and budget for the annual audit, and reviews the results of the examination of the Company's financial statements by the independent public accountants. The Audit Committee also periodically reviews the job performance of the Chief Financial Officer. The Company's financial personnel and independent public accountants have full access to the Audit Committee. The current members of the Audit Committee are Messrs. Pieper, Mann and Rice.

  The Compensation Committee reviews the Company's executive compensation and benefit policies as further described in the Compensation Committee Report on Executive Compensation included in this proxy statement. The Compensation Committee met two times during fiscal year 1999. The Company is not aware of any Compensation Committee interlocks. The current members of the Compensation Committee are Messrs. Finn, Lautenbach and Rowe.

Compensation of Directors

  Each director who is not also an officer or employee of the Company or any subsidiary or a representative of CDR Fund V or any successor investment vehicle managed by CDR (an "Eligible Director") will receive quarterly awards of the Company's common stock (the "Stock") in lieu of annual retainer and other fees for services as a director ("Share Awards") under the terms of the Non-Employee Director Stock Incentive Plan (the "Directors' Plan"). The shares of the Stock awarded in respect of Share Awards for each calendar year will be issued in lieu of any other any fees (including, but not limited to, any annual retainer fees, meeting fees or chairman's fees) that would be payable to an Eligible Director for services as a director. The Board of Directors will fix the number of shares to be awarded each year based on the recommendation of the Compensation Committee. The intent is that the number of such shares will have a value (at the time the number of shares subject to quarterly Share Awards for such year are established) approximately equal to the amount of cash fees that would be payable to each Eligible Director for his or her services based on appropriate competitive practices. For periods prior to 2000, the quarterly Share Award has been established at 4,000 shares of the Stock.

  Each Eligible Director will also receive a one-time stock option grant for 25,000 shares of the Stock upon his or her initial election to the Board of Directors. Each option has a ten year term and an exercise price equal to the grant date Fair Market Value (as defined below in Proposal No. 4, Non-Employees Directors Stock Incentive Plan) of the Stock as established for purposes of the Directors' Plan by the Board of Directors, based on an independent financial appraisal of the Stock's value. Each such option will generally become exercisable in five equal installments over the first five anniversaries of the date of grant, assuming that the Eligible Director is still in service to the Company on each such date.

  A more detailed description of the Director' Plan is set forth under Proposal No. 4.

            SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

  The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of July 1, 1999, with respect to: (i) each current director and each currently serving Named Executive Officer (as defined below) of the Company; (ii) all current directors and executive officers of the Company as a group; and (iii) each current beneficial owner of five percent or more of Common Stock:

                                          Amount and Nature of     Percent of
Name                                     Beneficial Ownership(1) Common Stock(2)
----                                     ----------------------- ---------------
Clayton, Dubilier & Rice Fund V Limited
 Partnership(3)........................        110,790,770            91.8%
John R. Peeler(4)......................          2,780,705             1.9
John A. Mixon(5).......................          1,467,091             1.0
Allan M. Kline(6)......................          1,294,605              *
Samuel W. Tishler(7)...................            721,779              *
Dennis E. Ferguson(8)..................            739,060              *
Marvin L. Mann(9)......................             37,000              *
Brian H. Rowe(10)......................             41,000              *
All current Directors and Executive
 Officers as a group (13 persons)(11)..        119,141,306            84.0

--------
   The symbol "*" denotes less than 1% of outstanding Common Stock.

 (1) Represents shares of Common Stock beneficially owned on July 1, 1999. Unless otherwise noted, each person has sole voting and investment power with respect to such shares.

 (2) Based upon 120,681,048 shares of Common Stock outstanding as of July 1, 1999. Common Stock includes all shares of outstanding Common Stock plus, as required for the purpose of determining beneficial ownership (in accordance with Rule 13d-3 promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act")), all shares of Common Stock subject to any right of acquisition by such person, through exercise or conversion of any security, within 60 days of July 1, 1999. The percent of Common Stock owned by CDR Fund V excludes the number of options exercisable within 60 days of July 1, 1999.

 (3) Associates V is the general partner of CDR Fund V and has the power to direct CDR Fund V as to the voting and disposition of shares held by CDR Fund V. Associates II Inc. is the managing general partner of Associates V and has the power to direct Associates V as to its direction of CDR Fund V's voting and disposition of the shares held by CDR Fund V. No person controls the voting and dispositive power of Associates II Inc. with respect to the shares owned by CDR Fund V. Each of Associates V and Associates II Inc. expressly disclaims beneficial ownership of the shares owned by CDR Fund V. The business address of Associates II Inc., Associates V and CDR Fund V is 1043 Foulk Road, Suite 106, Wilmington, Delaware 19803.

 (4) Includes 2,696,960 shares of Common Stock issuable upon exercise of stock options which are exercisable within 60 days of July 1, 1999.

 (5) Includes 1,464,119 shares of Common Stock issuable upon exercise of stock options which are exercisable within 60 days of July 1, 1999.

 (6) Includes 1,294,605 shares of Common Stock issuable upon exercise of stock options which are exercisable within 60 days of July 1, 1999.

 (7) Includes 721,279 shares of Common Stock issuable upon exercise of stock options which are exercisable within 60 days of July 1, 1999.

 (8) Includes 738,440 shares of Common Stock issuable upon exercise of stock options which are exercisable within 60 days of July 1, 1999.

 (9) Includes 25,000 shares of Common Stock issuable upon exercise of stock options which are exercisable within 60 days of July 1, 1999.

(10) Includes 25,000 shares of Common Stock issuable upon exercise of stock options which are exercisable within 60 days of July 1, 1999.

(11) Includes 8,305,037 shares of Common Stock issuable upon exercise of stock options which are exercisable within 60 days of July 1, 1999. Includes 110,790,770 shares of Common Stock owned by CDR Fund V. Brian D. Finn, Charles P. Pieper and Joseph L. Rice, III may be deemed to share beneficial ownership of the shares owned of record by CDR Fund V by virtue of their status as stockholders of Associates II Inc., the managing general partner of Associates V, the general partner of CDR Fund V, but each expressly disclaims such beneficial ownership of the shares owned by CDR Fund V. The voting stockholders of Associates II Inc. share investment and voting power with respect to securities owned by CDR Fund V, but no individual controls such investment or voting power. This table does not include information concerning Mr. William O. McCoy, who was appointed to the Board of Directors of the Company on July 20, 1999.

                       EXECUTIVE OFFICERS OF THE COMPANY

  The executive officers of the Company as of July 1, 1999, were:

 Ned C. Lautenbach(1)........  Chairman, President and Chief Executive
                                Officer                                     55
 Allan M. Kline(1)...........  Corporate Vice President, Chief Financial
                                Officer and Treasurer                       54
 John R. Peeler(1)...........  Corporate Vice President--Communications     44
                                Test Business and President and Chief
                                Executive Officer of all the Company's
                                communication test businesses
 Dennis E. Ferguson..........  Corporate Vice President and President of
                                Airshow, Inc.                               54
 John A. Mixon...............  Corporate Vice President--Human Resources    53
 Samuel W. Tishler...........  Corporate Vice President--Corporate
                                Development                                 61
 Mark V.B. Tremallo..........  Corporate Vice President--General Counsel    42
 Robert W. Woodbury, Jr. ....  Corporate Vice President and Corporate
                                Controller                                  42

--------
(1) Biographical information pertaining to Messrs. Lautenbach, Kline and Peeler is presented above under "Nominees for Election at 1999 Annual Meeting."

  Dennis E. Ferguson, 54, serves as Corporate Vice President of the Company, a position to which he was elected on November 30, 1998, and President of the Company's Airshow, Inc. subsidiary. Mr. Ferguson joined the Company in 1994. Mr. Ferguson previously served from 1990 to 1994 as General Manager of Intercon Security, Inc., a manufacturer and provider of security systems and services. Prior to 1990 he was employed by Sundstrand Turbomach and served as Vice President and General Manager of Transcom, an in-flight entertainment division of Sundstrand.

  John A. Mixon, 53, presently serves as Corporate Vice President--Human Resources of the Company. Mr. Mixon has been employed by the Company since 1989.

  Mark V.B. Tremallo, 42, presently serves as Corporate Vice President-- General Counsel of the Company. Mr. Tremallo joined the Company in May 1997. From 1995 to 1997 he served as Vice President, General Counsel and Secretary of Aearo Corporation (formerly Cabot Safety Corporation), a manufacturer of industrial safety products. From 1990 to 1995 he was General Counsel of Cabot Safety Corporation, a subsidiary of Cabot Corporation.

  Samuel W. Tishler, 61, presently serves as Corporate Vice President-- Corporate Development of the Company. Mr. Tishler joined the Company in September 1994. From 1988 to 1994, he was Vice President of

Raytheon Ventures, the venture capital portfolio of Raytheon Co. From 1986 to 1988, he was Chief Executive Officer of Kloss Video Corporation, a manufacturer of video projectors. From 1977 to 1986, he served as Vice President of ADL Enterprises, a wholly owned subsidiary of Arthur D. Little, Inc. From 1970 to 1977, Mr. Tishler was President of Harnessed Energies, Inc., a manufacturer of scientific instrumentation.

  Robert W. Woodbury, Jr., 42, presently serves as Corporate Vice President and Corporate Controller. Mr. Woodbury joined the company in January 1996. From 1992 to January 1996, he served as Vice President and Controller for Kollmorgen Corporation, a manufacturer of motion control devices. From 1990 to 1992, he was Chief Financial Officer of Kidde Fenwal, Inc., a manufacturer of fire suppression equipment.

                            EXECUTIVE COMPENSATION

Summary Compensation Table

  The following summary compensation table sets forth information concerning compensation awarded to, earned by, or paid to (i) the Company's then Chief Executive Officer, (ii) the four highest compensated executive officers who were serving as executive officers at the end of fiscal 1999, and (iii) the President and Chief Executive Officer of the Company's Communication Test Business (collectively, the "Named Executive Officers") for services rendered in all capacities with respect to the Company's fiscal years ended March 31, 1997, 1998 and 1999:

                                                       Long-Term
                                                      Compensation
                             Annual Compensation(1)    Awards(2)
                           -------------------------- ------------
                                                       Securities   All Other
         Name and          Fiscal  Salary    Bonus     Underlying  Compensation
    Principal Position      Year    ($)       ($)      Options(#)     ($)(3)
    ------------------     ------ -------- ---------- ------------ ------------
John F. Reno(4)...........  1999  $507,500 $1,130,203          0     $61,492
  Chairman, President and   1998   481,250    604,053  1,111,320      11,857
  Chief Executive Officer   1997   256,250  1,032,185  1,079,960      25,533

John R. Peeler............  1999   295,000     50,936          0      90,917
  Corporate Vice
   President--              1998   270,000    383,513    486,080      47,870
  Communications Test
   Division                 1997   244,242    662,214    407,680      18,936

Allan M. Kline............  1999   251,250    422,613          0      24,067
  Corporate Vice
   President,               1998   218,750    198,108    313,600      23,060
  Chief Financial Officer
   and                      1997   158,333    218,918    980,000       3,234
  Treasurer

John A. Mixon.............  1999   194,502    273,653          0      34,230
  Corporate Vice
   President--              1998   185,591    152,680    252,839      23,828
  Human Resources           1997   178,500    270,591    270,480       9,910

Samuel W. Tishler.........  1999   188,333    255,105     98,000      24,834
  Corporate Vice
   President--              1998   176,667    145,338    623,280      15,834
  Corporate Development     1997   144,167    108,521     98,000       6,701

Dennis E. Ferguson(5).....  1999   160,000    440,022    319,000      37,466
  Corporate Vice President  1998   136,023    235,156    154,840      26,547
                            1997   123,674    226,871    147,000           0

--------
(1) Perquisites and other personal benefits paid to each Named Executive Officer in each instance aggregated less than the lesser of $50,000 or 10% of the total annual salary and bonus set forth in the columns entitled "Salary" and "Bonus" for each Named Executive Officer, and accordingly, have been omitted from the table as permitted by the rules of the SEC.

(2) Figures in this column show the number of options for Dynatech Common Stock granted. The Company did not grant any restricted stock awards or stock appreciation rights to any of the Named Executive Officers during the years shown. Options for the years 1997 and 1998 have been converted to reflect the recapitalization described above under "Voting Securities and Votes Required".

(3) Figures in this column represent the Company's contributions on behalf of each of the Named Executive Officers under the Company's 401(k) plan. These figures also include the Company's contributions under a nonqualified deferred compensation plan.

(4) Mr. Reno retired as Chairman, President and Chief Executive Officer of the Company effective May 19, 1999. He retires from other positions he holds in the Company effective as of July 30, 1999.

(5) Mr. Ferguson became an executive officer of the Company on November 30, 1998. His compensation set forth in the table reflects payments made during the full fiscal years 1997 through 1999.

Option Grants in Last Fiscal Year

  The following table sets forth information concerning individual grants of stock options to the Named Executive Officers during the fiscal year ended March 31, 1999:

                                    Individual Grants(1)
                         ------------------------------------------
                                                                         Potential
                                                                    Realizable Value at
                                    % of Total                        Assumed Annual
                         Number of   Options                          Rates of Stock
                         Securities Granted to Exercise             Price Appreciation
                         Underlying Employees   or Base             for Option Term(2)
                          Options   in Fiscal    Price   Expiration -------------------
  Name                   Granted(#)  Year(%)   ($/Sh)(1)    Date     5% ($)   10% ($)
  ----                   ---------- ---------- --------- ---------- -------- ----------
John F. Reno(3).........      --       --          --           --       --         --
Allan M. Kline..........      --       --          --           --       --         --
John A. Mixon...........      --       --          --           --       --         --
Samuel W. Tishler.......   98,000      0.6%      $2.50    5/20/2008 $154,079 $  390,467
Dennis E. Ferguson......  294,000      1.8%       2.50    5/20/2008  462,238  1,171,401
                           25,000      0.2%       2.50   11/29/2008   39,306     99,609
John R. Peeler..........      --       --          --           --       --         --

--------
(1) Options vest annually in five equal installments beginning on the first anniversary date of grant. The options in this table expire 10 years after grant. In connection with the CD&R Merger, all of the options became fully vested and exercisable in connection with the CD&R Merger, other than the options to purchase 20,737 shares of Dynatech Common Stock granted to Mr. Reno.

(2) These columns show the hypothetical value of the options granted at the end of the option terms if the price of the Dynatech Common Stock were to appreciate annually by 5% and 10%, respectively, based on the grant date value of the Company's stock, except that the grant date value of any options granted between April 1, 1998 and May 21, 1998 has been adjusted to reflect the impact of the CD&R Merger.

(3) Mr. Reno retired as Chairman, President and Chief Executive Officer of the Company effective May 19, 1999. He retires from other positions he holds in the Company effective as of July 30, 1999.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
Values.

  The following table sets forth certain information regarding stock option exercises by the Named Executive Officers during the fiscal year ended March 31, 1999, and stock options held by the Named Executive Officers at March 31, 1999:

                                                     Number of Securities      Value of Unexercised
                                                    Underlying Unexercised    In-the-Money Options at
                           Shares                   Options at FY-End(1)(#)       FY-End(1)(2)($)
                         Acquired on    Value      ------------------------- -------------------------
Name                     Exercise(#) Realized($)   Exercisable/Unexercisable Exercisable/Unexercisable
----                     ----------- -----------   ------------------------- -------------------------
John F. Reno(3).........   407,680    $ 787,801(4)     7,289,181/397,939       $15,912,942/$915,682
Allan M. Kline..........         0            0        1,293,600/      0         2,029,168/       0
John A. Mixon...........         0      303,000        1,464,119/      0         2,985,430/       0
Samuel W. Tishler.......         0      136,750(5)       642,879/ 78,400          838,814/   58,800
Dennis E. Ferguson......         0      346,500(5)       478,240/260,200           752,506/ 195,150
John R. Peeler..........         0    1,090,800(5)     2,696,960/      0         5,803,828/       0

--------
(1) Based on the number of shares subject to such options at fiscal year end March 31, 1999.

(2) Calculated on the basis of the fair market value of the Dynatech Common Stock on March 31, 1999 ($3.25, the price at which options are subject to repurchase by the Company), less the applicable option exercise price. In the CD&R Merger, all of the options held by the Named Executive Officers (other than options with respect to 20,737 shares held by Mr. Reno) became exercisable.

(3) Pursuant to a Retirement Agreement between the Company and Mr. Reno, Mr. Reno may hold the stock issuable upon the exercise of certain incentive stock options which he will exercise. All of Mr. Reno's other outstanding options will be cashed out at the effective date of his termination of employment based on the fair market value per share of the Company's common stock, as determined by the Board of Directors of the Company (which was established at $3.25 per share based primarily on the independent appraisal provided to the Board by a nationally recognized accounting firm).

(4) Calculated on the basis of the fair market value of the Dynatech Stock on the date of exercise, less the option exercise price.

(5) Compensation paid as a stock option cancellation payment in connection with the CD&R Merger, calculated on the basis of the fair market value of the Dynatech stock on the date of exercise, less the option exercise price. No shares were issued.

Employment and Other Agreements

  In connection with the CD&R Merger, the Company entered into employment agreements with Messrs. Reno, Kline and Peeler. Mr. Reno's employment agreement was superseded in certain respects by a Retirement Agreement, dated as of May 19, 1999, described below. The employment agreements generally provide for an initial term of five years, commencing at the effective time of the CD&R Merger, and for compensation and benefit arrangements that are consistent with the pre-existing compensation and benefit arrangements of each such Named Executive Officer in effect prior to the CD&R Merger. The employment agreements further provide for the election of such officers to serve as directors of the Company during their employment with the Company. These employment agreements replaced and superseded certain change of control severance agreements (the "Special Termination Agreements") that were in effect prior to the CD&R Merger.

  Pursuant to his employment agreement, Mr. Reno together with his family trusts contributed 40,804 shares of Dynatech Common Stock to MergerCo in exchange for 799,758 shares of MergerCo Common Stock, which shares of MergerCo Common Stock were converted in the CD&R Merger into a like number of shares of Common Stock. In addition, pursuant to their respective employment agreements, all options to purchase Dynatech Common Stock held by each of Messrs. Reno and Kline prior to the CD&R Merger and a substantial majority of the options held by Mr. Peeler prior to the CD&R Merger were converted into equivalent options to purchase shares of Common Stock (the exercise prices of which preserve the economic value of their former options), all of which, other than options to purchase 20,737 shares of pre-CD&R Merger Common Stock held by Mr. Reno, became fully vested and exercisable in connection with the CD&R Merger. In addition, the employment agreements: (i) restrict the ability of each Named Executive Officer to transfer shares of Common Stock beneficially owned by him (other than certain permitted transfers for estate planning purposes and transfers not exceeding in the aggregate 25% of the Common Stock owned, or subject to options held by each Named Executive Officer at the effective time of the CD&R Merger) during his employment and (ii) grant the Company and CDR Fund V the right, following any termination of a Named Executive Officer's employment prior to a Public Offering, to purchase the Named Executive Officer's shares of Common Stock which were acquired upon the exercise of stock options after the CD&R Merger and options to purchase Common Stock.

  The Employment Agreements also provide that, in the event of a termination of any such Named Executive Officer's employment during the term of the agreement by the Company other than for "Cause" (as defined in the employment agreements) or by such Named Executive Officer for "Good Reason" (as so defined), the Named Executive Officer will be entitled to special termination benefits consisting of (i) continued payments of his average annual base salary and average annual bonus until the second anniversary of the date of termination, (ii) continued coverage under the Company's medical insurance plan until his 65th birthday and (iii) a pro rata incentive compensation bonus for the portion of the calendar year preceding such termination. The agreements also contain customary indemnification, confidentiality, noncompetition and nonsolicitation provisions.

  In connection with the CD&R Merger, the Company entered into certain agreements (the "Agreements"), with Messrs. Mixon and Tishler, which superseded their special termination agreements. These Agreements provide that, in the event of a termination of employment prior to the third anniversary of the effective time of the CD&R Merger by the Company other than for "Cause" (as defined in such Agreements) or by such executive for "Good Reason" (as so defined), each such executive will be entitled to special termination benefits during a salary continuation period ranging from 12 to 18 months, depending on such executive's period of service with the Company. Such salary continuation benefits will consist of continued payments of such executive's average annual base salary, average annual bonus and continued coverage under the Company's medical insurance and other benefit plans. These Agreements also contain customary indemnification, confidentiality, noncompetition and nonsolicitation provisions.

  Pursuant to the Agreements, a substantial majority of the options to purchase shares of Dynatech Common Stock held by Messrs. Mixon and Tishler prior to the CD&R Merger of the Company were converted into equivalent options to purchase shares of Common Stock (the exercise prices of which preserve the economic value of their former options), all of which are fully vested and exercisable. In addition, these Agreements provide for substantially the same call rights as do the employment agreements of Messrs. Reno, Peeler and Kline.

  In connection with his resignation as Chairman, President and Chief Executive Officer as of May 19, 1999, and his subsequent retirement from the Company's employment effective on July 30, 1999, the Company entered into a Retirement Agreement with Mr. Reno under which he will receive monthly payments after his retirement and until May 31, 2001 based on his average base salary in effect at the date of his retirement and at the end of the two prior fiscal years and his average annual bonus for the two prior fiscal years. Mr. Reno will also receive a payment of $152,000 in respect of an annual bonus for the portion of the Company's fiscal year elapsing prior to his retirement. In addition, Mr. Reno may hold the stock issuable upon the exercise of certain incentive stock options which he will exercise, despite the Company's right to repurchase such shares under its prior agreement with Mr. Reno. In accordance with the terms of that prior agreement, all of Mr. Reno's other outstanding options will be cashed out at the effective date of his termination of employment based on the fair market value per share of the Company's common stock, as determined by the Board of Directors of the Company (which was established at $3.25 per share based primarily on the independent appraisal provided to the Board by a nationally recognized accounting firm).

Certain Relationships and Related Transactions

  CDR Fund V is a private investment fund managed by CDR. The general partner of CDR Fund V is CD&R Associates V Limited Partnership, a Cayman Islands exempted limited partnership ("Associates V"). Associates V has three general partners. The managing general partner of Associates V is CD&R Investment Associates II, Inc., a Cayman Islands exempted company ("Associates II Inc."). The other general partners of Associates V are CD&R Cayman Investment Associates, Inc., a Cayman Islands exempted company ("Associates Cayman Inc.") and CD&R Investment Associates Inc., a Delaware corporation ("Associates Inc.").

  Mr. Lautenbach, who is a principal of CDR, serves as Chairman, President and Chief Executive Officer of the Company. Pursuant to a Loanout Agreement, dated as of May 19, 1999, among the Company, Dynatech LLC, a Delaware limited liability company and wholly owned subsidiary of the Company ("Dynatech LLC"), and CDR, Mr. Lautenbach will not receive compensation for these services and will continue to be an employee of CDR and not the Company. Mr. Rice, who is a principal of CDR and the Chairman of CDR, is a Director and the Chairman and President of both Associates II Inc. and Associates Inc., is a stockholder and Director of Associates Cayman Inc., and also serves as a Director of the Company. Mr. Finn, who is a principal of CDR and is a Director of Associates II Inc., also serves as a Director of the Company. Mr. Pieper, who is a principal of CDR and a Director of Associates II Inc., also serves as a Director of the Company.

  CDR is a private investment firm which is organized as a Delaware corporation. CDR is the manager of a series of investment funds, including CDR Fund V formed to invest in equity or equity-related securities of entities formed to effect leveraged acquisition transactions and in the equity of corporation where the infusion of capital coupled with the provision of managerial assistance by CDR can be expected to generate returns on investments comparable to returns historically achieved in leveraged acquisition transactions. CDR generally assists in structuring arranging financing for and negotiating the transactions in which the funds it manages invest. After the consummation of such transactions, CDR generally provides management and financial consulting services to the companies in which its investment funds have invested during the period of such fund's investment. Such services include helping such companies to establish effective banking, legal and other business relationships and assisting management in developing and implementing strategies in improving the operational, marketing and financial performance of such companies.

  At the time of the CD&R Merger, the Company entered into a consulting agreement with CDR which provides, for so long as CDR Fund V has an investment in the Company and its subsidiaries, for (i) an annual fee initially of $500,000, for providing management and financial consulting services to the Company and its subsidiaries and (ii) reimbursement of out-of-pocket expenses it incurs after the CD&R Merger. At the closing of the CD&R Merger, the Company paid CDR a transaction fee of $9.2 million plus reimbursement of out-of-pocket expenses incurred by CDR in consideration for services provided by CDR in arranging the CD&R Merger, arranging and negotiating the financing for the CD&R Merger and related services. The Company also agreed to indemnify CDR and CDR Fund V and certain related parties, subject to certain limitations, against all claims and liabilities arising out of or in connection with the Securities Act of 1933, as amended (the "Securities Act"), the Exchange Act or any other applicable securities or other laws in connection with the CD&R Merger and related transactions and the operation of the business following the CD&R Merger. In addition, the Company entered into a registration rights agreement with CDR Fund V, Mr. Reno and certain family trusts which provides that such persons may require the Company to register their shares of Common Stock under the Securities Act.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  The following is a report of the Compensation Committee as constituted during fiscal 1999. During that period, the Compensation Committee of the Board of Directors was comprised solely of non-employee Directors.

  Mr. Lautenbach, who became Chief Executive Officer (the "CEO") pursuant to a Loanout Agreement, dated as of May 19, 1999, among the Company, Dynatech LLC and CDR, will not receive compensation for his services and will continue to be an employee of CDR and not the Company.

  The following summarizes the compensation practice and philosophy that was in effect at the Company for the fiscal year ended March 31, 1999. Modifications to such philosophy have and may continue to be made as a result of the CD&R Merger. Pursuant to a consulting agreement, CDR receives an annual fee of $500,000 from the Company for providing management and financial consulting services to the Company and its subsidiaries. See "Certain Relationships and Related Transactions."

  The Compensation Committee reviews and approves all compensation plans, benefit programs, and perquisites for executives and other selected employees. The Compensation Committee sets the salary of the CEO, sets relative relationships between the CEO's salary and the salary of other key executives, and recommends to the Board the compensation program for Directors. The Compensation Committee reviews and approves management recommendations for stock option grants under the Company's stock option plans. The Compensation Committee periodically reviews the job performance of the CEO.

  The Company's executive compensation program was designed to attract and retain exceptional executives who seek a long-term association with the Company and who enjoy the challenge of pay for performance. The basic program consists of two cash compensation components: base salary and a performance based annual bonus. A third component, stock options, is used for executive retention, to attract new key people, and to align the long-term interests of eligible executives with those of the stockholders.

  During fiscal 1999, the base salary for the CEO was set taking into consideration Company sales and profit growth, overall job performance, and mid-range pay levels for CEOs of corporations of a similar size. The Compensation Committee utilizes, as a reference, information on compensation practices of other companies from several independent sources. Base salary is then set so as to represent no more than 40% of total attainable compensation, the majority of which is fully contingent upon the achievement of both qualitative and quantitative levels of performance and stockholder return. Mr. Reno's annual base salary was increased to $530,000 on January 1, 1999 from $500,000. The Company believes that Mr. Reno's base salary was at approximately the median base compensation level paid to chief executive officers of corporations of a similar size and complexity to the Company.

  The Company's pay for performance annual bonus program is considered the most significant cash-based compensation component. For fiscal 1999, executives in this program earned a bonus based on growth in both profits and sales, return on sales and cash flow from either their particular business unit or the Company as a whole. The plan in effect for fiscal 1999 was formula-based, with performance targeted, and payments set, against competitive benchmarks, industry norms and individual goals and objectives. With outstanding performance, an executive could have earned a bonus of several times the executive's annual salary; or, with no profit and/or sales growth, poor return on sales or cash flow or failure to meet personal goals or objectives, no bonus at all. For fiscal year 1999, Mr. Reno's bonus was $1,130,203, representing approximately 223% of his current base salary.

  The third compensation component is a stock option program, which provides long-term incentives to executives that are aligned with the interests of the Company's stockholders. Stock options, granted with an exercise price equal to the grant date fair market value of the Company's Common Stock as determined by the Board of Directors, typically vest annually in 20% increments over five years. The intent of the option program is to provide an executive with the opportunity for financial gain which is larger than cumulative annual bonuses but which takes much longer to achieve; and which requires meaningful long-term growth in the value of the Company's Common Stock for the gain to be realized.

  Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), which became effective on January 1, 1994, generally limits the Company's ability to deduct compensation expense in excess of $1 million paid to the Company's Chief Executive Officer or four other most highly paid executive officers. The Compensation Committee's policy with respect to
Section 162(m), as in effect in fiscal 1999, was to make every reasonable effort to insure that compensation is deductible to the extent permitted while simultaneously providing Company executives with appropriate rewards for their performance. In accordance with this policy, the Company is seeking approval from the stockholders of certain performance criteria which will enable bonuses to be paid to executive officers without regard to the limitations of
Section 162(m). In the event that any amount payable by the Company would not be deductible under Section 162(m), the Company intends to take all commercially reasonable actions under the circumstances to cause the payment of any such otherwise nondeductible amount to be deferred until such time as it may be paid without the loss of a Federal income tax deduction. See "Proposal No. 3--Executive Compensation Plan."

                                          Brian D. Finn, Chairman
                                          Ned C. Lautenbach
                                          Brian H. Rowe

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
                       FOR THE YEAR ENDED MARCH 31, 1999

  The graph that follows compares the five-year cumulative total return of the Dynatech Common Stock with the S&P 500 Composite Stock Price Index and the S&P Technology 500 Index (previously known as the S&P High Tech Composite Index). It assumes an investment of $100 on March 31, 1994 in the Dynatech Common Stock of the Company, and the stocks comprising the S&P 500 and the S&P Technology 500 Index and assumes reinvested dividends, including reinvestment of the $47.75 in cash per share received in connection with the May 21, 1998 recapitalization of the Company.

                                    [Chart]

              Company/Index             Mar94    Mar95    Mar96    Mar97    Mar98    Mar99
  -----------------------------------------------------------------------------------------
   DYNATECH CORPORATION                  100     170.27   254.05   324.32   520.94   462.27
  -----------------------------------------------------------------------------------------
   S&P TECHNOLOGY 500                    100     126.54   170.85   230.96   349.06   559.93
  -----------------------------------------------------------------------------------------
   S&P 500 COMPOSITE                     100     115.57   133.56   154.36   178.39   206.16

Section 16(a) Beneficial Ownership Reporting Compliance

  Based solely on its review of copies of reports filed by persons ("Reporting Persons") required to file such reports pursuant to Section 16(a) of the Exchange Act, the Company believes that all filings required to be made by Reporting Persons of the Company were timely made in accordance with the requirements of the Exchange Act.

                                PROPOSAL NO. 2

                   CLASSIFICATION OF THE BOARD OF DIRECTORS

  This proposal provides for the classification of the Board of Directors into three classes, with members of each class serving for staggered terms, in contrast to the current Board of Directors which is not classified. This proposal provides for the classification of Directors into three classes as nearly equal in number as possible whose terms of office expire at different times in annual succession. Initially, the Board of Directors will consist of nine Directors elected to the Board of Directors with three classes as provided under "Proposal No. 1--Election of Directors." The Directors in Class I will serve until the 2001 Annual Meeting, those in Class II until the 2002 Annual Meeting and those in Class III until the 2000 Annual Meeting. At present, all of the Directors are elected at each Annual Meeting to serve for one year or until the next election, whereas under this proposal Directors will serve for terms of three years with the exception that by approving this proposal the terms of the present Directors will expire variously in 2000, 2001 and 2002. If this proposal is approved, for the initial classified board, the Board of Directors intends to appoint Messrs. Kline, Pieper and Rowe to serve in Class I, Messrs. Lautenbach, Mann and Peeler to serve in Class II, and Messrs. Finn, Rice and McCoy to serve in Class III. Prior to the Annual Meeting of Stockholders to be held in 2000, the Board of Directors may appoint one or more persons to fill one or more Class III Directorships up to a number not to exceed the number of Directors in Class I for an interim term expiring at the Annual Meeting of Stockholders to be held in 2000. Vacancies which occur during the term may be filled by the Board of Directors to serve for the remainder of the full term. Moreover, Massachusetts law provides that the Directors of a classified Board of Directors may be removed only for cause by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote in the election of Directors.

Possible Advantages

  The Board of Directors believes that classification of the Board of Directors will promote continuity and stability in the Company's management and policies and permit it to represent effectively the interests of all stockholders. In companies where there is not a controlling shareholder such as CDR Fund V, the classification of the Board of Directors also permits the company to respond prudently to circumstances created by the demand or actions of a minority stockholder group. Absent the removal or resignation of Directors, two annual elections would be required to replace a majority of classified Board of Directors and effect a forced change in the business and affairs of the Company. In the event that CDR Fund V sells some of its interest in the Company, this proposal may therefore discourage another individual or entity from acquiring a significant position in the Company with the intention of obtaining immediate control of the Board of Directors. The acquiror could, however, immediately effect a change in control of the Board of Directors by garnering the affirmative vote of the votes necessary to eliminate classification of the Board of Directors. In the opinion of the Board of Directors, this provision will serve in the future to moderate the pace of any change in control of the Company by perpetuating in office the then present Directors of the Company. A classified Board of Directors also serves to assure continuity and stability in leadership and policy since approximately two-thirds of the directors at any time will have had prior experience on the Board of Directors. This proposal, therefore, while providing stability in the management of the Company, will also make it difficult to take over control of the Company if CDR Fund V sells some of its interest in the Company or the Company effects a public offering of its stock. The Board of Directors is presently unaware of any efforts to obtain control of the Company or CDR Fund V's plans to sell any of its shares, and neither this proposal nor any other proposal contained in this Proxy Statement is in response to any take over attempt or planned sale.

Possible Disadvantages

  This proposal also makes it more difficult to change Directors even when it may be considered advantageous or desirable. In particular, stockholders may be precluded from replacing a Director by simply voting for an

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

alternative candidate at an annual election, in that each Director will stand for election only once every three years. Accordingly, a classified Board of Directors limits stockholder participation in determining the management of the Company and modifies the present ability of stockholders to replace board members. Because CDR Fund V currently holds approximately 91.8% of the Company's Common Stock, its vote at annual elections and to replace board members will be determinative.

  The Board of Directors unanimously recommends that stockholders vote "FOR" approval of the classification of the Board of Directors.

                                PROPOSAL NO. 3

                          EXECUTIVE COMPENSATION PLAN

  The Company has had a practice of paying annual incentive compensation to its management personnel based on the achievement of specified performance objectives for the relevant fiscal year. Under Section 162(m) of the Code, all or a portion of the amounts payable in respect of such an annual incentive program could fail to be deductible by the Company for Federal income tax purposes if the amount of such annual incentive and certain other compensation paid in respect of the same fiscal year exceeds $1 million. However, so long as certain other procedural requirements are satisfied, no portion of such amount could fail to be deductible by reason of Section 162(m) of the Code if the stockholders of the Company approve (i) the performance criteria (but not the actual performance objectives) to be achieved in order to allow a payment of any annual incentive to executive officers of the Company and (ii) the maximum amount that can be payable to any such person (collectively, the "Section 162(m) Conditions").

  If the Section 162(m) Conditions are approved by stockholders, an annual incentive program will be maintained exclusively for the benefit of the Company's executive officers as determined for purposes of Section 16 of the Exchange Act. Under this program, a committee comprised of two directors, each of whom must qualify as an " outside director" within the meaning of Section 162(m) of the Code, would determine the performance objectives required to be obtained for an incentive award to be payable to executive officers, and would have to certify that the requisite performance objectives are satisfied prior to the time at which any award could be paid. Under Section 162(m), the term outside director excludes any director who is an officer or former officer of the Company or who directly or indirectly receives compensation for services to the Company other than as a director. (Currently, only Messrs. Mann and Rowe would qualify as outside directors for this purpose.)

  The performance objectives for a given fiscal year would be fixed by the outside directors' committee not later than 90 days after the commencement of the fiscal year to which the objectives relate, and such committee would not have any discretion to adjust such objectives in any manner that could increase the amount payable as an annual incentive to any executive officer.

  If the requisite performance objectives are achieved, the maximum award that could be payable to any executive officer as an annual incentive would be $2 million. The outside directors' committee would have the authority to pay any amount less than this maximum if it thought that doing so would be appropriate under the circumstances. Under this proposal, the outside directors' committee could select any one or more of the following performance criteria upon which to establish the performance objectives for any given fiscal year: improvement in (i) sales, (ii) earnings before interest, taxes and amortization ("EBITA"),
(iii) cash flow, (iv) earnings per share, (v) operating income, (vi) inventory turn rates, (vii) return on capital and (viii) cost of capital. This committee may determine that the maximum annual bonus (or such reduced amount as the committee determines to be appropriate) may be payable to any executive officer if any one or more of several permissible performance objectives is met in respect of the relevant fiscal year.

  The Company will maintain separate incentive plans and programs for officers and employees of the Company and its subsidiaries who are not executive officers. In addition, the existence of the annual incentive program for executive officers shall not preclude the award of other incentive payments, or the payment of any amount not contingent upon the performance of the Company, if such action is deemed necessary or appropriate by the Board of Directors or any duly authorized committee thereof.

  Given the power of the outside directors' committee to exercise negative discretion, and the fact that any amount payable under the Plan would be contingent on the achievement of performance objectives to be established by the outside directors' committee, it is not possible to predict with any accuracy what amounts might be payable in respect of any executive officer under the terms of the program in any given fiscal year. In no event, however, can any such officer receive a payment under the program in excess of $2 million, and it is currently anticipated that the outside director's committee will use its negative discretion to pay amounts below the stated maximum even if the performance of the Company satisfies the requirements to permit a payment under the program.

  The Board of Directors unanimously recommends that stockholders vote "FOR" approval of the Section 162(m) Conditions.

                                PROPOSAL NO. 4

                 NON-EMPLOYEES DIRECTORS STOCK INCENTIVE PLAN

  On November 30, 1999, the Company's Board of Directors adopted, subject to stockholder approval, a Non-Employees Directors Stock Incentive Plan (the "Directors' Plan"), a copy of which is attached hereto as Appendix B. The Board of Directors believes that enabling non-employee directors to acquire a proprietary interest in the Company provides such persons with a direct stake in the Company's welfare and will assure a closer identification of their interests with those of the Company and stockholders, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

Summary of the Plan

  The following description of certain features of the Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the Plan.

  Under the Directors' Plan, each member of the Board of Directors who is not also an officer or employee of the Company or any Subsidiary or a representative of CDR Fund V or any successor investment vehicle managed by CDR (an "Eligible Director") will receive a one-time stock option grant for 25,000 shares of the Company's common stock (the "Stock") and quarterly awards of the Stock in lieu of annual retainer and other fees for services as a member of the Board of Directors.

  There are 750,000 shares of the Stock reserved and available for issuance under the Directors' Plan. Any shares of the Stock underlying any awards which are forfeited, canceled, reacquired by the Company other than through the payment of cash or the distribution of property (including the Stock) or otherwise terminated (other than by exercise) will be added back to the shares of the Stock available for issuance under the Directors' Plan. In the event of a stock dividend, stock split or similar change in capitalization affecting the Stock, the Board of Directors will make appropriate adjustments to prevent the enlargement or diminution of the rights of any participant in (i) the number and kind of shares of stock or securities with respect to which awards may thereafter be granted, (ii) the number and kind of shares remaining subject to outstanding options, (iii) the option or purchase price in respect of any shares subject to any outstanding options and (iv) the number of shares to be awarded pursuant to a Share Award (as defined below). In the event of any merger, consolidation, dissolution or liquidation of the Company, the Board of Directors in its sole discretion may, as to any outstanding options, make such substitution or adjustment in the aggregate number of shares reserved for issuance under the Directors' Plan and the number and purchase price (if any) of shares subject to such options as it may determine and as may be permitted by the terms of such transaction, or amend or terminate such options upon such terms and conditions as it shall provide (which, in the case of the termination of the vested portion of any option, will require payment or other consideration which the Board of Directors deems equitable under the circumstances). Stock issued under the Directors' Plan may be authorized but unissued shares or shares reacquired by the Company.

  On the date he or she is first elected to the Board of Directors, each Eligible Director is automatically granted a stock option for 25,000 shares of the Stock with a ten-year term and an exercise price per share equal to the then Fair Market Value of the Stock (as determined in the manner described below). Unless and until there is an underwritten public offering of the Stock after the adoption of the Directors' Plan, Fair Market Value for purposes of the Directors' Plan is the fair market value of a share of the Stock, as determined in good faith by the Board of Directors, on the basis of an independent valuation of the Stock and such other factors as the Board of Directors deems appropriate. Each such stock option generally becomes exercisable in equal annual installments on each of the first five anniversaries of the date of grant, provided that the Eligible Director is still serving as a member of the Board of Directors on the relevant anniversary date. Options granted to Eligible Directors may be exercised by payment of the full purchase price of the shares in cash, by certified or bank check or by such other instrument acceptable to the Board of Directors or, with the consent of the Board of Directors, in whole or in part in the form of shares of the Stock that are not then subject to restrictions under any Company plan and that have been held, unrestricted, by the optionee for at least six months.

  In the event of a Change in Control (as defined in the Directors' Plan), each outstanding stock option will become fully vested and exercisable and may, in the discretion of the Board of Directors, be canceled in exchange for a payment in an amount equal to the excess, if any, of (i) the product of the price paid in connection with the Change in Control transaction (the "Change of Control Price") multiplied by the aggregate number of shares of the Stock covered by such option immediately prior to the Change in Control over (ii) the aggregate option price for all shares subject to such option. Payment of the amount calculated in accordance with the immediately preceding sentence will be made in cash or, if the transaction giving rise to the Change in Control is intended to qualify for pooling of interests accounting treatment, in a number of shares of the Stock having a value (based on the Change in Control Price) equal to such amount, as soon as reasonably practicable, but in no event later than 30 days, following the Change in Control. No cancellation, termination, acceleration of exercisability or vesting or settlement or other payment will occur with respect to any outstanding option if the Board of Directors (as constituted immediately prior to the consummation of the transaction constituting the Change in Control) reasonably determines, in good faith, prior to the Change in Control that such outstanding options will be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted options being hereinafter referred to as an "Alternative Awards") by the acquiring entity (or the direct or indirect parent thereof) and that the Alternative Award provides the same economic opportunity by meeting certain conditions specified in the Directors' Plan.

  Each Eligible Director will also receive, in advance and on the first day of each calendar quarter, an award of shares of the Stock (a "Share Award") in respect of that number of shares of the Stock recommended by the Compensation Committee of the Board of Directors and approved by the Board of Directors, except that an Eligible Director may elect to defer receipt of all or any part of any Share Awards to be made in the next calendar year (or, in the case an election made prior to service on the Board of Directors, in the remainder of the then current calendar year). The number of shares of the Stock awarded in respect of Share Awards for each calendar year will be issued in lieu of other any fees (including, but not limited to, any annual retainer fees, meeting fees or chairman's fees) that would be payable to an Eligible Director for services as a director, and are expected to have a value (at the time the number of shares subject to quarterly Share Awards for such year are established) approximately equal to the amount of fees that would be payable to each Eligible Director for his or her services based on appropriate competitive practices. For periods prior to 2000, the quarterly Share Award has been established at 4,000 shares of the Stock.

  If an Eligible Director has elected to defer receipt of all or a portion of his or her Share Awards, the director's interest in such shares will be recorded on a book entry basis in a notional stock account (the "Stock Account"). All distributions from an Eligible Director's Stock Account will be in shares of the Stock, except that any fractional shares distributable will be paid in cash based on the Fair Market Value of a share on the date of distribution. At the time an Eligible Director makes a deferral election, such Eligible Director will also file a written election with respect to (i) when distribution from such Stock Account will commence (e.g., at a fixed date, immediately following the date the Eligible Director ceases to be a director or on the first business day of any calendar year following the calendar year in which the Eligible Director ceases to be a director) and
(ii) whether such distribution will be in a single distribution or in such number of annual installments (not to exceed ten) as the Eligible Director may designate. An Eligible Director may at any time, and from time to time, change any distribution election applicable to his or her Stock Account, provided that no election to change the timing of any terminal distribution will be effective unless it is made in writing and received at least one full calendar year prior to the time at which the Eligible Director ceases to be a director.

  The Board of Directors may, at any time, amend or discontinue the Directors' Plan and may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action will adversely affect rights under any outstanding stock option or share award without the holder's consent.

  The average of the high and low sales prices of a share of the Common Stock on July 1, 1999 was $3.547.

  The affirmative vote of the holders of a majority of the shares of the Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required for the Directors' Plan to be effective.

  The Board of Directors unanimously recommends that stockholders vote "FOR" approval of the Directors' Plan.

Federal Income Tax Consequences

  Except as provided below, an Eligible Director will not recognize ordinary income upon the grant of a stock option. Upon the exercise of such a stock option, in whole or in part, the Eligible Director will recognize ordinary income in an amount per share equal to the excess of the then fair market value of the Stock (which may be different from the Fair Market Value determined for purposes of the Directors' Plan) over the amount paid to exercise such option. An Eligible Director's basis in any shares of Stock received upon the exercise of an option will be equal to the sum of the amount paid by the director to exercise the option and the amount of ordinary income recognized by the director in connection with such exercise. The Company will be entitled to a tax deduction in the amount, if any, of ordinary income recognized by the Eligible Director. Because Eligible Directors are not employees of the Company for Federal income tax purposes none of the options granted under the Directors' Plan are incentive stock options.

  At the time an Eligible Director receives shares of Stock in respect of any Share Award, the director will recognize ordinary income in an amount per share equal to the then fair market value of the Stock (which may be different from the Fair Market Value determined for purposes of the Directors' Plan). An Eligible Director who elects to defer the receipt of a Share Award in accordance with the applicable provisions of the Directors' Plan will not recognize any ordinary income until shares of Stock are actually delivered in accordance with the Eligible Director's deferral election. At the time that the Eligible Director recognizes ordinary income, the Company will be entitled to a tax deduction in the amount of ordinary income recognized by the Eligible Director. An Eligible Director's basis in any shares of the Stock received with respect to a Share Award will be equal to the ordinary income recognized by the Eligible Director.

  Upon a subsequent sale or exchange of any shares of Stock received upon the exercise of a stock option or in respect of a Share Award, the Eligible Director will recognize capital gain or loss to the extent of the difference between the selling price of such shares and the Eligible Director's tax basis in such shares. Such gain or loss will be long-term or short-term capital gain or loss depending on the Eligible Director's holding period for such shares. The director's holding period will generally commence on the date the director recognizes ordinary income in respect of the delivery of such shares.

                                PROPOSAL NO. 5

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

  The Board of Directors has selected the firm of PricewaterhouseCoopers L.L.P. as the Company's independent auditors for the current fiscal year. Although stockholder approval of the Board of Directors' selection of PricewaterhouseCoopers L.L.P. is not required by law, the Board of Directors believes that it is advisable to give stockholders an opportunity to ratify this selection. If this proposal is not approved at the Annual Meeting, the Board of Directors may reconsider its selection.

  Representatives of PricewaterhouseCoopers L.L.P. are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

  The Board of Directors unanimously recommends that stockholders vote "FOR" ratification of the selection of PricewaterhouseCoopers L.L.P. as the Company's independent auditors for the current fiscal year.

                                PROPOSAL NO. 6

                  REINCORPORATION OF THE COMPANY IN DELAWARE

General

  The Board of Directors has approved and, for the reasons described below, recommends that the Company's stockholders approve the reincorporation of the Company in Delaware from Massachusetts, its present jurisdiction of organization, by approving the proposed Agreement and Plan of Merger (the "Merger Agreement"), a copy of which is attached hereto as Appendix C, and the other related agreements and actions further described below (the "Reincorporation Proposal").

  Stockholders are urged to read carefully the following sections of this Proxy Statement, including the related appendices, before voting on the Reincorporation Proposal.

  Under the Merger Agreement, the Company will be merged into a wholly owned subsidiary, Dynatech Corporation ("New Dynatech"), to be incorporated in Delaware. The Certificate of Merger provides that the name of the surviving corporation will be Dynatech Corporation. Upon completion of the merger, each outstanding share of the Company's Common Stock, no par value per share, will automatically be converted into one share of New Dynatech Common Stock, par value $.01 per share ("New Dynatech Common Stock"). Each certificate representing issued and outstanding shares of the Company's Common Stock (other than shares of the Company's Common Stock in respect of which dissenters' rights shall have been properly exercised) will continue to represent the same number of shares of Common Stock of New Dynatech. Delivery of stock certificates issued by the Company prior to the merger will constitute "good delivery" of shares in transactions subsequent to the merger. When presently outstanding certificates are presented for transfer after the merger, new certificates for stock of New Dynatech will be issued. New certificates will also be issued upon the request of any stockholder, subject to normal requirements as to proper endorsement, signature, guarantee, if required, and payment of applicable taxes.

  It will not be necessary for stockholders of the Company to exchange their existing stock certificates for stock certificates of New Dynatech.

  All obligations under all employee benefit plans of the Company will also be assumed by New Dynatech, including, without limitation, obligations under the Company's (i) Amended and Restated 1994 Stock Option and Incentive Plan and
(ii) Non-Employee Directors Stock Incentive Plan. Under Massachusetts law, the affirmative vote of two-thirds of the outstanding shares of the Company's Common Stock is required for approval of the Merger Agreement and the other terms of the Reincorporation Proposal. See "--Vote Required for the Reincorporation." No other approval is required for the Reincorporation Proposal. If approved by the stockholders at the upcoming Annual Meeting, it is anticipated that the Reincorporation Proposal will become effective at the earliest practicable date (the "Effective Date"); however, pursuant to the Merger Agreement, the merger may be delayed or abandoned or the Merger Agreement may be amended prior to the Effective Date, if the Board of Directors deems it inadvisable to proceed as contemplated herein, except that the principal terms may not be amended without stockholder approval. This discussion is qualified in its entirety by reference to the Merger Agreement, the Certificate of Incorporation of New Dynatech (the "Certificate of Incorporation") and the by-laws of New Dynatech (the "By-laws"), draft copies of which are attached hereto as Appendices C, D and E, respectively. In the Certificate of Incorporation, New Dynatech will have 200,000,000 shares of Common Stock, par value $0.01 per share, and 100,000 shares of Preferred Stock, par value $1.00 per share, authorized. The Company currently has 200,000,000 shares of Common Stock, no par value per share, and 100,000 shares of Preferred Stock authorized, par value $1.00 per share.

  Approval by stockholders of the proposed reincorporation will constitute approval of the Merger Agreement, the Certificate of Incorporation and the By-laws, draft copies of which are set forth as Appendices C, D and E, respectively, to this Proxy Statement.

Principal Reasons for the Reincorporation

  The reincorporation will allow the Company to take advantage of the highly developed body of statutory and case law available in Delaware. By contrast, the Massachusetts corporation laws are divided into several different chapters adopted at different times with overlapping and sometimes confusing provisions. While attempts have been and may in the future be made to reform these provisions, there is no assurance that such laws will be successfully reformed. For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has long been a leader in adopting, construing and implementing comprehensive, modern and flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many major American corporations have initially chosen Delaware for their state of incorporation or have subsequently reincorporated in Delaware in a manner similar to that proposed. Both the legislature and courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. Its court system has been responsive to requests for interpretation and clarification of corporate laws and of issues involving the rights and obligations of directors, officers and stockholders. Moreover, the Delaware courts have rendered a substantial number of decisions interpreting and explaining Delaware law, thereby providing greater predictability with respect to corporate legal affairs. While both Delaware and Massachusetts corporations may include a provision in their charter documents which reduces or limits the liability of directors in certain circumstances, Delaware case law is more developed than Massachusetts case law on this issue and therefore more useful in providing guidance in this regard. The Company believes that these provisions should enable it to continue to attract and retain qualified directors. It should be noted that, currently, Delaware law does NOT permit a Delaware corporation to limit or eliminate the liability of its directors for breach of the directors' duty of loyalty to the corporation or its stockholders, intentional misconduct, knowing violation of law, bad faith, any transaction from which the directors derive an improper personal benefit, or unlawful payment of dividends, stock redemptions or stock repurchases.

No Change of Name, Board Members, Business Management, Location of Principal Offices or Employee Plans

  The Reincorporation Proposal will effect a change in the legal domicile of the Company and other changes of a legal nature, the material aspects of which are described in this Proxy Statement. The number of outstanding shares will remain unchanged. Reincorporation will NOT result in any significant change in the Company's name, business, management, fiscal year, location of principal executive offices, telephone number, net worth, assets or liabilities. All employee benefit plans of the Company will be continued by New Dynatech, and all shares of Common Stock outstanding and options and warrants to purchase shares of Common Stock will automatically be converted into, or become exercisable for the same number of shares of, New Dynatech Common Stock at the same exercise prices per share and otherwise upon the same terms and subject to the same conditions as in effect prior to the reincorporation. After completion of the merger, New Dynatech will have the same number of authorized and outstanding shares of Common Stock as the Company currently has.

Possible Disadvantages

  Despite the belief of the Board of Directors that the Reincorporation Proposal is in the best interests of the Company and its stockholders, there are certain differences in the substantive rights and protections afforded to stockholders under Delaware and Massachusetts law. In addition, franchise taxes in Delaware will be greater than in Massachusetts. For a comparison of stockholders' rights and powers of management under Delaware and Massachusetts law, see "--Significant Differences Between Corporation Laws of Massachusetts and Delaware" below.

Significant Differences Between the Corporation Laws of Massachusetts and
Delaware

  Pursuant to the Merger Agreement, upon consummation of the merger, the Company will be governed by Delaware law and by the New Dynatech Certificate of Incorporation and By-laws. The corporation laws of Massachusetts and Delaware differ in certain respects. The principal differences which could materially affect the rights of stockholders are summarized below. The following discussion summarizes the more important differences in the corporation laws of Delaware and Massachusetts and does not purport to be an exhaustive discussion of all of the differences. Such differences can only be determined in full by reference to the Massachusetts General Laws and to the Delaware General Corporation Law and to the case law interpreting these statutes. In addition, both Massachusetts and Delaware law provide that many of the statutory provisions, as they affect various rights of holders of shares, may be modified by provisions in the charter or by-laws of the corporation.

Exculpation of Directors

  Under Massachusetts law, a corporation's articles of organization may limit the personal liability of its directors for breaches of their fiduciary duties. This limitation is generally unavailable for acts or omission by a director that (i) were in violation of such director's duty of loyalty, (ii) were in bad faith or that involved intentional misconduct or a knowing violation of law or (iii) involved in a financial profit or other advantage to which the director was not legally entitled. Massachusetts law also prohibits the elimination or limitation of director liability for unauthorized loans to insiders or distributions that occur when a corporation is, or that render a corporation, insolvent.

  Delaware law permits a corporation to provide in its certificate of incorporation that a director shall not be personally liable for monetary damages stemming from breaches of fiduciary duties. Under Delaware law, a charter provision limiting directorial liability cannot relieve a director of personal liability for (i) any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) unlawful payment of dividends or unlawful repurchases or redemptions of stock or (iv) any transactions from which the director derived an improper personal benefit.

  The Articles of the Company and the Certificate of Incorporation of New Dynatech provide for limitations on director's liability as permitted by Massachusetts and Delaware law, respectively.

Indemnification of Directors, Officers and Others

  Delaware law generally permits indemnification of officers, directors, employees and agents of a Delaware corporation against expenses (including attorneys' fees) incurred in connection with a derivative action and against expenses (including attorney's fees), judgments, fines and amounts paid in settlements incurred in connection with a third party action, provided there is a determination by a majority vote of disinterested directors or independent legal counsel or the stockholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the corporation (and, with respect to any third party criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful). However, when the individual being indemnified has successfully defended the action on the merits or otherwise, Delaware law requires indemnification. In addition, without court approval no indemnification may be made in respect of any derivative action in which such person is adjudged liable to the corporation. Finally, Delaware law, unlike Massachusetts law, does not permit a corporation to indemnify persons against judgments in actions brought by or in the right of the corporation (although it does permit indemnification in such situations if approved by the Delaware Court of Chancery and for expenses of such actions).

  Massachusetts law similarly permits indemnification of expenses in a derivative or third party action, except that no indemnification shall be provided for any person with respect to any matter as to which he shall have been adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the corporation or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such benefit plan. Such indemnification is permitted to the extent authorized in the corporation's articles of organization or its by-laws or as set forth in a stockholders' vote.

  Expenses incurred by an officer or director in defending an action may be paid in advance under Delaware and Massachusetts law if such director or officer undertakes to repay such amounts should it be determined ultimately that he is not entitled to indemnification. Delaware law also permits the advancement of expenses to employees and agents of the corporation without such an undertaking to repay such amounts. In addition, both Delaware and Massachusetts law permit a corporation to purchase indemnity insurance for the benefit of its officers, directors, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy.

  Both Delaware and Massachusetts corporations may include in their corporate charters a provision eliminating or limiting the liability of a director in certain circumstances to the corporation or its stockholders for monetary damages for a breach of certain fiduciary duties as a director notwithstanding any provision of law imposing such liability. Both the Articles of the Company and the Certificate of Incorporation of New Dynatech include such provisions.

  The SEC has expressed its position that the indemnification of directors, officers and controlling persons against liabilities arising under the Securities Act, is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

  The indemnification and limitation of liability provisions of Massachusetts law, and not Delaware law, will apply to actions of the Company's directors, officers, employees and agents taken prior to its merger into New Dynatech.

Approval of Business Combinations and Asset Sales: State Law

  Massachusetts law generally requires approval of mergers and consolidations and sales, mortgages, leases or exchanges of all or substantially all of a corporation's property by a vote of two-thirds of the shares of each class of stock outstanding and entitled to vote thereon, except that (i) the articles of organization may provide for a vote of a lesser proportion but not less than a majority of each such class and (ii) unless required by the corporation's articles of incorporation, an agreement providing for a merger need not be submitted to the stockholders of a corporation surviving a merger but may be approved by vote of its directors if (a) the agreement of merger does not change the name, the amount of shares authorized of any class of stock or other provisions of the articles of organization of such corporation,
(b) the authorized unissued shares or shares held in the treasury of such corporation of any class of stock of such corporation to be issued or delivered pursuant to the agreement of merger do not exceed 15% of the shares of such corporation of the same class outstanding immediately prior to the effective date of the merger, and (c) the issue by vote of the directors of any unissued stock to be issued pursuant to the agreement of merger has been authorized in accordance with the provision of Massachusetts law governing the issue of authorized but unissued capital stock.

  Delaware law generally requires that mergers and consolidations, and sales, leases or exchanges of all or substantially all of a corporation's property and assets, be approved both by the directors and by a vote of the holders of a majority of the outstanding stock entitled to vote, though a corporation's certificate of incorporation may require a greater-than-majority vote. The Certificate of Incorporation of New Dynatech will not so provide. Under Delaware law, a corporation that is the surviving corporation in a merger need not have stockholder approval for the merger if (i) each share of the surviving corporation's stock outstanding prior to the merger remains outstanding in identical form after the merger, (ii) there is no amendment to its certificate of incorporation and (iii) the consideration going to stockholders of the non-surviving corporation is not common stock (or securities convertible into common stock) of the surviving corporation or, if it is such stock or securities convertible into such stock, the aggregate number of shares of common stock actually issued or delivered, or initially issuable upon conversion, does not exceed 20% of the shares of the surviving corporation's common stock outstanding immediately prior to the effective date of the merger.

Action By Consent of Stockholders

  Under Massachusetts law, any action to be taken by stockholders may be taken without a meeting only if all stockholders entitled to vote on the matter consent to the action in writing, and a corporation may not provide otherwise in its charter documents or by-laws.

  Under Delaware law and the New Dynatech By-laws, any action to be taken by the stockholders may be taken without a meeting, without prior notice and without a vote, if the stockholders having the number of votes that would be necessary to take such action at a meeting at which all of the stockholders were present and voted consent to the action in writing.

  Because CD&R Fund V will hold approximately 91.8% of New Dynatech's Common Stock, it will be able to take such action by consent which it could not take if the Company continued to be organized under Massachusetts law.

Dissenters' Rights

  Under Massachusetts law, unless a vote of the stockholders was not required to approve the action, dissenting stockholders who follow prescribed statutory procedures are entitled to receive the appraised value of their shares in connection with any merger or sale of substantially all the assets of a corporation and in connection with certain mergers, reclassifications and other transactions which may adversely affect the rights or preferences of stockholders. There will be such dissenters' rights for the merger pursuant to this Reincorporation Proposal. See "Rights of Appraisal" below.

  Delaware law provides similar rights in the case of a merger or consolidation of a corporation except that such rights are not provided when a corporation will survive the merger or consolidation and no vote of its stockholders is required to approve the merger. Also, such rights are not provided as to shares of a corporation listed on a national securities exchange, designated as a national market system security on an inter-dealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 stockholders where such stockholders are required to accept in such a merger only (i) shares of the surviving or resulting corporation, (ii) shares of a corporation listed on a national securities exchange or held of record by more than 2,000 holders, (iii) cash in lieu of fraction shares, or (iv) any combination thereof. Delaware law does not provide dissenters' rights in connection with sales of substantially all of the assets of a corporation, reclassifications of stock or other amendments to the certificate of incorporation which adversely affect a class of stock; provided, however, that a corporation may provide in its certificate of incorporation that appraisal rights shall be available as a result of an amendment to its certificate of incorporation, a merger or a sale of all or substantially all of its assets. New Dynatech's Certificate of Incorporation, however, does not provide for the appraisal rights described in the preceding sentence.

Interested Director Transactions

  Delaware law provides that no transaction between a corporation and a director or officer or any entity in which any of them have an interest, is void or voidable solely for that reason, solely because the director or officer is present at or participates in the meeting of the board or committee which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose if (i) after full disclosure of the material facts as to the interested director's or officer's relationship or interest and as to the transaction, the transaction is approved by the disinterested directors, which may be less than a quorum, or the stockholders or (ii) the transaction is fair to the corporation at the time it is approved. Delaware law also permits interested directors to be counted in determining the presence of a quorum at a meeting of the board or of a committee that authorizes an interested director or officer transaction.

  Massachusetts law contains no provision comparable to that of Delaware, expressly providing only that directors who vote for and officers who knowingly participate in loans to officers or directors are jointly and severally liable to the corporation for any part of the loan which is not repaid, unless (i) a majority of the directors who are not direct or indirect recipients of such loans or (ii) the holders of a majority of the shares entitled to vote for such directors, have approved or ratified the loan as one which in the judgment of such directors or stockholders, as the case may be, may reasonably be expected to benefit the corporation.

Anti-Takeover Statutes

  Business Combination Statutes. Delaware's "business combination" statute is substantially similar to its Massachusetts counterpart. However, whereas Delaware law provides that, if a person acquires 15% or more of the stock of a Delaware corporation without the approval of the board of directors of that corporation, such person may not engage in certain transactions with the corporation for a period of three years, in Massachusetts, the threshold is only 5%, with certain persons being excluded. Both the Delaware and Massachusetts statutes include certain exceptions to this prohibition. If, for example, the board of directors approves the stock acquisition or the transaction prior to the time that the person becomes an interested stockholder, or if the interested stockholder acquires 85% (under the Delaware statute) or 90% (under the Massachusetts statute) of the voting stock of the corporation (excluding voting stock owned by directors who are also officers and by certain employee stock plans) in one transaction, or if the transaction is approved by the board of directors and by the affirmative vote of two-thirds of the outstanding voting stock that is not owned by the interested stockholder, then the prohibition on business combinations is not applicable.

  Massachusetts Control Share Acquisition Statute. Under the Massachusetts Control Share Acquisition statute for Massachusetts corporations, a person who acquires beneficial ownership of shares of stock of a corporation in a threshold amount equal to or greater than one-fifth, one-third, or a majority of the voting stock of the corporation (a "control share acquisition") must obtain the approval of a majority of shares entitled to vote generally in the election of directors (excluding (i) any shares owned by such person acquiring or proposing to acquire beneficial ownership of shares in a control share acquisition, (ii) any shares owned by any officer of the corporation and (iii) any shares owned by any employee of the corporation who is also a director of the corporation) in order to vote the shares that such person acquires in crossing the foregoing thresholds. The statute does not require that such person consummate the purchase before the stockholder vote is taken. Certain transactions are excluded from the definition of "control share acquisition," including shares acquired pursuant to a tender offer, merger or consolidation if the transaction is pursuant to an agreement of merger or consolidation to which the corporation issuing the shares is a party.

  The Massachusetts Control Share Acquisition statute permits, to the extent authorized by a corporation's articles of organization or by-laws, redemption of all shares acquired by an acquiring person in a control share acquisition for fair value (which is to be determined in accordance with procedures adopted by the corporation) if (i) no control acquisition statement is delivered by the acquiring person or (ii) a control share acquisition statement has been delivered and voting rights were not authorized for such shares by the stockholders in accordance with applicable law.

  The Massachusetts Control Share Acquisition statute permits a Massachusetts corporation to elect not to be governed by the statute's provisions, by including a provision in the corporation's articles of organization or by-laws pursuant to which the corporation opts out of the statute. Although the Company did not opt out of this statute, the statute does not apply to CDR as it acquired its shares pursuant to an Agreement and Plan of Merger to which the Company was a party.

Dividends and Stock Repurchases

  Under Massachusetts law, the directors of a corporation will be jointly and severally liable if a payment of dividends or a repurchase of a corporation's stock is (i) made when the corporation is insolvent, (ii) renders the corporation insolvent or (iii) violates the corporation's articles of organization. Stockholders to whom a corporation makes any distribution (except a distribution of stock of the corporation) if the corporation is, or is thereby rendered, insolvent, are liable to the corporation for the amount of such distribution made, or for the amount of such distribution that exceeds that which could have been made without rendering the corporation insolvent, but in either event only to the extent of the amount paid or distribution to them, respectively. In such event, a stockholder who pays more than such holder's proportionate share of such distribution or excess shall have a claim for contribution against the other stockholders.

  Under Delaware law, the directors of a corporation are jointly and severally liable for negligently or willfully making improper dividend payments, stock repurchases or redemptions. Directors held to be liable pursuant to this provision of Delaware law are entitled to be subrogated to the rights of the corporation against stockholders receiving dividends on, or assets for the sale or redemption of, their stock with knowledge that such dividend, repurchase or redemption was unlawful. Under Delaware law, a corporation generally is permitted to declare and pay dividends out of surplus or out of net profits for the current and/or preceding fiscal year, provided that the capital of the corporation is not less than the aggregate amount of capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. For purposes of declaring and paying dividends, the board of directors of a Delaware corporation may increase the corporation's surplus pursuant to a revaluation thereto in accordance with Delaware law. In addition, a corporation may generally redeem or repurchase shares of its stock if the capital of the corporation is not impaired and if such redemption or repurchase will not impair the capital of the corporation.

Inspection Rights

  Inspection rights under Delaware law are more extensive than under Massachusetts law. Under Massachusetts law, a corporation's stockholder have a right to inspect only the corporation's charter, by-laws, records of all meetings of incorporators and stockholders and transfer records. Under Delaware law, stockholders, upon the demonstration of a proper purpose, have the right to inspect a corporation's stock ledger, stockholder lists and other books and records.

Annual Meeting of Stockholders

  Under Massachusetts law, the notice of the annual meeting must contain the purpose of the meeting, while the purpose of the annual meeting need not be included in the notice of the annual meeting under Delaware law. The by-laws of the Company require that the notice of the annual meeting be given at least seven days before the meeting, while New Dynatech's By-laws require that such notice be given at least ten days before the annual meeting.

Special Meetings of Stockholders

  A special meeting of stockholders of a Massachusetts corporation with a class of voting stock registered under the Securities Exchange Act of 1934, as amended, may be called by the holders of shares entitled to cast not less than 40% of the votes at the meeting. Stockholders of a Delaware corporation do not have a right to call special meetings unless it is conferred in the corporation's certificate of incorporation or by-laws. New Dynatech's By-laws permit stockholders to call a special meeting, provided such stockholders hold not less than a majority of the outstanding shares of New Dynatech at the time entitled to vote at the meeting.

Proxies

  Massachusetts law permits the authorization by a stockholder to vote by proxy to be valid for no more than six months. Delaware law permits a proxy to be valid for up to three years unless the proxy provides for a longer period.

Classified Board

  Massachusetts law requires, unless a corporation chooses otherwise, and Delaware law permits, but does not require, a board of directors to be divided into classes with each class having a term of office longer than one year. Massachusetts law limits the term of directors on a classified board to five
(5) years. Previously the Company's Board of Directors voted to opt out of the Massachusetts staggered board legislation. Proposal No. 2 of this Proxy Statement provides for the classification of the Board of Directors into three classes, with members of each class serving for staggered terms. Therefore, if Proposal No. 2 is approved at the Annual Meeting by the Company's stockholders, the Company will have a classified Board of Directors. When New Dynatech is organized and upon consummation of the merger with the Company, New Dynatech also will have a classified Board of Directors. Under current law, future changes in the classification of New Dynatech's Board of Directors would require stockholder approval.

Removal of Directors

  Under Massachusetts law, any director or the entire board of directors may be removed, except as otherwise provided in the articles of organization or by-laws, with or without cause, by the holders of a majority of the shares entitled to vote at an election of directors, except that directors of a class elected by a particular class of stockholders may be removed only by the vote of a majority of the shares of the particular class of stockholders entitled to vote for the election of such directors. In addition, a director may be removed for cause by a vote of the majority of the directors then in office. The by-laws of the Company provide that a director may be removed for cause only after reasonable notice and opportunity to be heard by the body proposing to remove such director. If Proposal No. 2, providing for the classification of the Board of Directors, is approved at the Annual Meeting by the Company's stockholders, then under Massachusetts law a directors may be removed only for cause.

  Under Delaware law, a director serving on a board which is not classified may be removed with or without cause by a majority of the outstanding shares entitled to vote at an election of directors. In the case of a Delaware corporation whose board is classified, stockholders may effect such removal only for cause unless the certificate of incorporation otherwise provides. New Dynatech will have a classified Board of Directors, and its Certificate of Incorporation will provide for the removal of directors whether or not Proposal No. 2 is adopted and the Board of Directors is classified, with or without cause.

Change in Number of Directors

  Under Massachusetts law, the number of directors is determined in the manner provided in the corporation's by-laws. The board of directors may be enlarged by the stockholders or, if authorized by the by-laws, by vote of a majority of directors. The Company's by-laws fix the number of directors at not less than three, which number can be increased by the stockholders or the directors. The number of Directors of the Company is being fixed at nine at the Annual Meeting of Stockholders pursuant to this Proxy Statement.

  Under Delaware law, the number of directors shall be fixed by or in the manner provided in the by-laws unless the number of directors is fixed in the corporation's certificate of incorporation. The By-laws of New Dynatech require that it have three or more directors, the number of which shall be determined from time to time by the directors. Upon the consummation of its merger with the Company, New Dynatech will have nine directors.

Filling Vacancies on the Board of Directors

  Under Massachusetts law, unless the articles of organization provide otherwise, any vacancy in the board of directors, however occurring, including a vacancy resulting from enlargement of the board and any vacancy in any other office, may be filled in the manner prescribed in the by-laws, or, in the absence of any such provision in the by-laws, by the directors.

  Under Delaware law, vacancies and newly created directorships may be filled by a majority of directors then in office, unless otherwise provided in the corporation's certificate of incorporation or by-laws, provided that if, at the time of filling any vacancy or newly created directorship, the directors then in office constitute less than a majority of the entire board as constituted immediately prior to any increase, the Delaware Court of Chancery may, upon application of any stockholder or stockholders holding at least 10% of the total number of shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships or to replace the directors chosen by the directors then in office.

Charter Amendments

  Under Massachusetts law, a majority vote of each class of stock outstanding and entitled to vote thereon is required to authorize an amendment of the articles of organization effecting one or more of the following: (i) an increase or reduction of the capital stock of any authorized class; (ii) a change in the par value of authorized shares with par value, or any class thereof; (iii) a change of authorized shares (or any class thereof) from shares with par value to shares without par value, or from shares without par value to shares with par value; (iv) certain changes in the number of authorized shares (or any class thereof); or (v) a corporate name change. Subject to certain conditions, a two-thirds vote of each class of stock outstanding and entitled to vote thereon is required to authorize any other amendment of the articles of organization, or, if the articles of organization so provide for a vote of a lesser proportion but not less than a majority of each class of stock outstanding and entitled to vote thereon. If any amendment requiring a two-thirds vote would adversely affect the rights of any class or series of stock a two-thirds vote of such class voting separately, or a two-thirds vote of such series, voting together with any other series of the same class adversely affected in the same manner, is also necessary to authorize such amendment.

  Under Delaware law, charter amendments require the approval of the board of directors and both a general vote of a majority of all outstanding shares entitled to vote thereon, and a class vote of a majority of outstanding shares of each class entitled to vote as a class. In addition, Delaware law requires a class vote when, among other things, an amendment will adversely affect the powers, preferences or special rights of a particular class of stock. Under Delaware law, a provision in a corporation's certificate of incorporation requiring a supermajority vote of the Board of Directors or stockholders may be amended only by such supermajority vote.

Amendments to By-laws

  Both Delaware and Massachusetts law provide that stockholders may amend a corporation's by-laws and, if so provided in its charter, the board of directors may also have this power. Under Delaware law, the power to adopt, amend or repeal by-laws lies in the stockholders entitled to vote; provided, however, that any corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal by-laws upon the directors. Under Massachusetts law, the power to make, amend or repeal by-laws also lies in the stockholders entitled to vote; provided, that the directors may also make, amend or repeal the by-laws, except with respect to any provision which by law, the articles of organization or the by-laws requires action by the stockholders. Under both the Articles of the Company and the Certificate of Incorporation of New Dynatech, the directors are granted the power to amend their respective by-laws, subject to the qualifications described above. The By-laws of New Dynatech further prohibit the Board of Directors from amending the By-laws which have been amended by the stockholders.

Voting Requirements and Quorums for Stockholder Meetings

  Under Massachusetts law, unless the articles of organization or by-laws provide otherwise, a majority of the issued and outstanding stock entitled to vote at any meeting constitutes a quorum. Except for the election of directors and other fundamental matters, Massachusetts law does not prescribe the percentage vote required for stockholder action.

  Under the by-laws of the Company, a majority of the shares entitled to vote constitutes a quorum for the transaction of business. The Company's by-laws provide, except where a larger vote is required by law, the Articles of the Company or the by-laws of the Company, action of the stockholders on any matter properly brought before a meeting requires, and may be effected by, the affirmative vote of the holders of a majority of the shares of stock present or represented and entitled to vote and voting on such matter.

  Under Delaware law, a majority of the issued and outstanding stock entitled to vote at any meeting of stockholders shall constitute a quorum for the transaction of business at such meeting, unless the certificate of incorporation or by-laws specify a different percentage, but in no event may a quorum consist of less than one-third of the shares entitled to vote at the meting. Under Delaware law, the affirmative vote of the majority of shares present in person or represented by proxy at a duly held meeting at which a quorum is present and entitled to vote on the subject matter is deemed to be the act of the stockholders, unless Delaware law, the certificate of incorporation or the by-laws specify a different voting requirement.

  The New Dynatech By-laws provide that, except as otherwise provided by law or in the Certificate of Incorporation of New Dynatech or the New Dynatech By-laws, the holders of a majority of the shares entitled to vote at a meeting of the shareholders shall constitute a quorum for the transaction of business. The New Dynatech By-laws provide that when a quorum is present, action on a matter is approved by the affirmative vote of a majority of the total vote cast, unless the Certificate of Incorporation of New Dynatech or Delaware law requires a higher percentage of affirmative votes.

Business Conducted at Stockholder Meetings

  The by-laws of the Company provide that at an annual meeting, subject to any other applicable requirements, only such business may be conducted as has been either specified in the notice of meeting, proposed at the time of the meeting by or at the direction of the Board of Directors, or proposed at such time by a stockholder who had given timely prior written notice to the Clerk of the Company of such stockholder's intention to bring such business before the meeting. In all cases, to be timely, notice must be received by the Company not less than 75 days nor more than 120 days prior to the anniversary date of the previous year's meeting, subject to certain exceptions. The notice must contain certain information about such business and the stockholder who proposes to bring the business before the meeting, including a brief description of the business the stockholder proposes to bring before the meeting, the name and address of the stockholder proposing such business, the reasons for conducting the business at the meeting, the class and number of shares of stock of the Company beneficially owned by such stockholder, and any material interest of such stockholder in the business so proposed. If the Board of Directors determines that business was not properly brought before the meeting in accordance with the foregoing procedures, such business will not be conducted at the meeting.

  The By-laws of New Dynatech similarly provide that at an annual meeting, subject to any other applicable requirements, a stockholder may properly bring a proposal before such Annual Meeting by giving timely prior written notice to the Secretary of New Dynatech of such stockholder's intention to bring such proposal before the meeting. To be timely, notice must be received by New Dynatech not less than 90 days nor more than 120 days prior to the anniversary date of the preceding year's annual meeting, subject to certain exceptions. The notice must contain certain information about such business and the stockholder who proposes to bring the business before the meeting, including a brief description of the business the stockholder proposes to bring before the meeting, the name and address of the stockholder proposing such business, the reasons for conducting the business at the meeting, the class and number of shares of stock of the Company beneficially owned by such stockholder, and any material interest of such stockholder in the business so proposed. If the Chairman of the Board of Directors determines that business was not properly brought before the meeting in accordance with the foregoing procedures, such business will not be conducted at the meeting.

Certain Federal Income Tax Consequences of the Reincorporation

  The following is a discussion of certain federal income tax consequences to holders of the Company's Common Stock who receive New Dynatech Common Stock as a result of the merger. The discussion does not address all of the tax consequences that may be relevant to particular stockholders in light of their own circumstances or to taxpayers subject to special treatment under the federal income tax laws (for example, insurance companies, financial institutions, broker-dealers, tax-exempt organizations, foreign entities and individuals who are not citizens or residents of the United States), and does not address any aspects of state, local or foreign law.

  The following discussion is based on the provisions of the Internal Revenue Code of 1986, as amended, the Treasury Regulations thereunder, and administrative rulings and judicial decisions in effect as of the date hereof. Subsequent legislative, administrative or judicial changes or interpretations could affect the accuracy of the statements or conclusions set forth herein. Any such change could apply retroactively. Each stockholder is urged to consult his or her own tax advisor as to the federal, state, local and foreign tax consequences of the merger.

  For federal income tax purposes:

    (1) No gain or loss will be recognized by the stockholders upon the conversion of the Company's Common Stock into New Dynatech Common Stock in the merger.

    (2) The aggregate tax basis of the shares of New Dynatech Common Stock received by each stockholder in the merger will equal the aggregate basis of the shares of the Company's Common Stock exchanged therefor.

    (3) The holding period of the New Dynatech Common Stock received by each stockholder in the merger will include the period during which the stockholder held the shares of the Company's Common Stock exchanged therefor.

    (4) Neither the Company nor New Dynatech will recognize gain or loss upon the merger.

Dissenters' Rights of Appraisal

  Under Massachusetts law, stockholders of Massachusetts corporations have the right to dissent from corporate reorganizations, including a merger, and receive cash equal to the appraised value of their shares. See "Rights of Appraisal" for a more detailed description of those rights.

Vote Required for the Reincorporation

  Approval of the Reincorporation Proposal, which includes approval of the Merger Agreement, the Certificate of Incorporation and the By-laws, will require the affirmative vote of two-thirds of the outstanding shares of the Company's Common Stock entitled to vote.

  The Board of Directors considers the reincorporation to be advisable and in the best interests of the stockholders and recommends that you vote FOR approval of the Merger Agreement.

Rights of Appraisal

  The following summary of the rights of dissenting stockholders is qualified in its entirety by reference to the provisions of Sections 86 through 98, inclusive, of Chapter 156B of the General Laws of Massachusetts, a copy of which is attached hereto as Appendix F.

  Any stockholder (i) who files with the Company before the taking of the vote on the approval of the Reincorporation Proposal written objection to the proposed action stating that such stockholder intends to demand payment for such stockholder's shares if the action is taken, and (ii) whose shares are not voted in favor of such action, has or may have the right to demand in writing from New Dynatech within 20 days after the date of mailing to such stockholder of notice in writing that the corporate action has become effective, payment for his shares and an appraisal of the value thereof. New Dynatech and any such stockholder shall in such case have the rights and duties and shall follow the procedure set forth in Sections 88 to 98, inclusive, of Chapter 156B of the General Laws of Massachusetts.

  A stockholder intending to exercise his dissenter's right to receive payment for such stockholder's shares must file with the Company written objection to the Reincorporation Proposal before the taking of the vote by the stockholders on such Proposal and must not vote in favor of the Reincorporation Proposal at the Annual Meeting. A stockholder's failure to vote against the Reincorporation Proposal will not constitute a waiver of such stockholder's appraisal rights with respect to the Reincorporation Proposal, provided that such stockholder does not vote in favor of the Reincorporation Proposal; and provided, further, that a vote against the Reincorporation Proposal without the filing of a written objection with the Company as described above will not be deemed to satisfy notice requirements under Massachusetts law with respect to appraisal rights. The written objection must state that the stockholder intends to demand payment for such stockholder's shares if the Reincorporation Proposal is consummated. Within 10 days after the reincorporation becomes effective, New Dynatech will give written notice of the effectiveness by registered or certified mail to each stockholder who filed a written objection and who did not vote in favor of the Reincorporation Proposal. Within 20 days after the mailing of that notice, any stockholder to whom New Dynatech was required to give that notice may make written demand for payment for such stockholder's shares from New Dynatech and New Dynatech will be required to pay to such stockholder the fair market value of such stockholder's shares within 30 days after the expiration of the 20-day period.

  If during the 30-day period New Dynatech and the dissenting stockholder do not agree as to the fair value of the shares, New Dynatech or the stockholder may, within four months after the end of the 30-day period, have the fair value of stock of all dissenting stockholders determined by judicial proceedings by filing a bill in equity in the Superior Court in Middlesex County, Massachusetts. For the purposes of the Superior Court's determination, the value of the shares of the Company would be determined as of the date preceding the date of the vote of the stockholders approving the Reincorporation Proposal and would be exclusive of any element of value arising from the expectation or accomplishment of the reincorporation. Upon making written demand for payment, the dissenting stockholder will not thereafter be entitled to notices of meetings of stockholders, to vote, or to dividends unless (i) no suit is filed within four months to determine the value of the stock, (ii) any suit is dismissed as to that stockholder, or
(iii) the stockholder, with the written approval of New Dynatech, withdraws the objection in writing.

  The enforcement by an objecting stockholder of his appraisal rights as set forth in Sections 85 through 98, inclusive, of Chapter 156B of the Massachusetts General Laws shall be an exclusive remedy except for the right of any such objecting stockholder to bring or maintain an appropriate proceeding to obtain relief on the ground that the merger will be or is illegal or fraudulent as to such objecting stockholder.

  The provisions of Sections 85 through 98 of Chapter 156B of the Massachusetts General Laws are technical in nature and are complex. Any stockholder desiring to exercise his appraisal rights should consult legal counsel for assistance since the failure to comply strictly with the provisions may nullify such appraisal rights.

                           PROPOSALS BY STOCKHOLDERS

  In order for a proposal of a stockholder to be included in the Board of Directors' proxy statement for the 2000 Annual Meeting of New Dynatech (as successor to the Company), it must be received in writing at the principal executive office of the Company on or before May 11, 2000, pursuant to Rule 14a-8 under the Exchange Act. Such a proposal must comply with the requirements as to form and substance established by the SEC in order to be included in the proxy statement.

                                 OTHER MATTERS

  The Board of Directors of the Company is not aware of any other matters which may come before the meeting. It is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their best judgment if any other matters should properly come before the meeting, including voting for election of a Director in place of any person named in the proxy who may not be available for election.

  The cost of soliciting proxies will be borne by the Company. The solicitation of proxies by mail may be followed by solicitation of certain stockholders by officers, Directors, or employees of the Company by telephone or in person.

  If you may not be present at the meeting, it would be appreciated if you would complete, date, and sign the enclosed proxy and return it promptly in the enclosed envelope.

Burlington, Massachusetts
July 26, 1999

                                                                     APPENDIX A

                             DYNATECH CORPORATION

PROXY

  Proxy for the Annual Meeting of Stockholders to be held on September 8, 1999.

  The undersigned, revoking all prior proxies, hereby appoint(s) Ned C. Lautenbach, Allan M. Kline and Mark V.B. Tremallo, and each of them, with full power of substitution, as proxies to represent and vote, as designated herein, all shares of Common Stock of Dynatech Corporation (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at the offices of the Company, 3 New England Executive Park, Burlington, Massachusetts, on September 8, 1999 at 10:00 a.m., local time, and at any adjournment thereof.

  This proxy when properly executed will be voted in the manner directed by the undersigned stockholder(s). If no direction is given, this proxy will be voted FOR Proposals 1, 2, 3, 4, 5 and 6. Attendance of the undersigned at the meeting or any adjournment thereof will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing before it is exercised or affirmatively indicated his intent to vote in person.

1. To fix the number of Directors at nine (subject to future enlargement or reduction by the Board of Directors) and to elect the following Directors to serve for a term ending upon the 2000 Annual Meeting of Stockholders or until their successors are elected and qualified; except that if Proposal No. 2, providing for a classified Board of Directors, is adopted each director will serve for the term of the class into which such directors is elected (except as marked below):

     Ned C. Lautenbach, Allan M. Kline, John R. Peeler, Joseph L.
     Rice, III, Brian D. Finn, Charles P. Pieper, Marvin L. Mann,
     Brian H. Rowe and William O. McCoy.

   [_] FOR all    [_] WITHHOLD AUTHORITY             [_] FOR all nominees except
       nominees       to vote for all nominees           for the following:


2. To approve a proposal providing for the classification of the Board of Directors into three classes, with members of each class serving for staggered terms;

                         [_] FOR [_] AGAINST [_] ABSTAIN

3. To approve the performance criteria upon which annual bonuses are payable and the maximum amount payable to an executive officer under the Company's annual incentive plan for its executive officers, as described in the Proxy Statement.

                         [_] FOR [_] AGAINST [_] ABSTAIN

4. To approve the Non-Employee Directors Stock Incentive Plan, as described in the Proxy Statement.

                         [_] FOR [_] AGAINST [_] ABSTAIN

5. To ratify the selection of PricewaterhouseCoopers L.L.P. as the Company's independent auditors for the current fiscal year.

                         [_] FOR [_] AGAINST [_] ABSTAIN

6. To approve a proposal to change the jurisdiction of incorporation of the Company from the Commonwealth of Massachusetts to the State of Delaware pursuant to a statutory merger of the Company into Dynatech Corporation, a company to be incorporated in Delaware and a wholly owned subsidiary of the Company, by approving an Agreement and Plan of Merger.

                         [_] FOR [_] AGAINST [_] ABSTAIN

                                          Please sign exactly as name appears
                                          hereon. When shares are held by
                                          joint owners, both should sign. When
                                          signing as attorney, executor,
                                          administrator, trustee or guardian,
                                          please give title as such. If a
                                          corporation or a partnership, please
                                          sign by authorizing person.

                                          Signature: __________________________

                                          Date: _______________________________

                                          Signature: __________________________

                                          Date: _______________________________

THIS PROXY IS SOLICITED
ON BEHALF OF THE BOARD OF
DIRECTORS OF THE COMPANY

                                                                     APPENDIX B

                             DYNATECH CORPORATION

                  NON-EMPLOYEE DIRECTORS STOCK INCENTIVE PLAN

Section 1. General Purpose of the Plan; Definitions

  The name of the plan is the Dynatech Corporation Non-Employee Directors Stock Incentive Plan (the "Plan"). The purpose of the Plan is to encourage and enable Eligible Directors to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company and shareholders, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

  The following terms shall be defined as set forth below:

  "Act" means the Securities Exchange Act of 1934, as amended.

  "Affiliate" means, with respect to any person, any other person controlled by, controlling or under common control with such person.

  "Award" means either an Option or a Share Award granted under the Plan.

  "Board" means the Board of Directors of the Company.

  "CD&R Fund" means the Clayton, Dubilier & Rice Fund V Limited Partnership, a Cayman Islands exempted limited partnership, and any successor investment vehicle managed by Clayton, Dubilier & Rice, Inc.

  "Change in Control" means the first to occur of any of the following events:

    (i) the acquisition by any person, entity or "group" (as defined in Section 13(d) of the Act), other than the Company, its Subsidiaries, any employee benefit plan of the Company or its Subsidiaries, the CD&R Fund or any Affiliate of the CD&R Fund, of 50% or more of the combined voting power of the then outstanding voting securities of the Company;

    (ii) the merger or consolidation of the Company, as a result of which persons who were stockholders of the Company immediately prior to such merger or consolidation, do not, immediately thereafter, own, directly or indirectly, more than 50% of the combined voting power entitled to vote generally in the election of directors of the merged or consolidated company;

    (iii) the liquidation or dissolution of the Company other than a liquidation of the Company into any of its Subsidiaries; and

    (iv) the sale, transfer or other disposition of all or substantially all of the assets of the Company to one or more persons or entities that are not, immediately prior to such sale, transfer or other disposition, Affiliates of the Company or the CD&R Fund.

  "Company" means Dynatech Corporation, a Massachusetts corporation.

  "Effective Date" means the date on which the Plan is adopted by the Board.

  "Eligible Director" means a member of the Board who is not also an officer or employee of the Company or any Subsidiary or a representative of the CD&R Fund.

  "Fair Market Value" means the fair market value of a share of Stock, as determined in good faith by the Board, which determination after May 1999 shall be made on the basis of an independent valuation of the Stock and such other factors as the Board deems appropriate, including, without limitation, the earnings and certain other financial and operating information of the Company and its Subsidiaries in recent periods, the potential value of the Company and its Subsidiaries as a whole, the future prospects of the Company and its Subsidiaries and the industries in which they compete, the history and management of the Company and its Subsidiaries, the general condition of the securities markets, the fair market value of securities of companies engaged in businesses similar to those of the Company and its Subsidiaries and the trading price of the Stock. The determination of Fair Market Value will not give effect to any restrictions on transfer of the Stock, the fact that the Stock would represent a minority interest in the Company or the fact that the Stock is not liquid. The Fair Market Value as determined in good faith by the Board and in the absence of fraud shall be binding and conclusive upon all parties. Notwithstanding the foregoing, after any Public Offering, Fair Market Value on any date shall be the average of the high and low trading price of a share of Stock on the principal national securities exchange on which the Stock is admitted to trade or, if none, on the National Association of Securities Dealers Automated Quotation System if the Stock is admitted for quotation thereon; provided, however, that if any such exchange or quotation system is closed on any day on which Fair Market Value is to be determined, Fair Market Value shall be determined as of the first day immediately preceding such day on which such exchange or quotation system was open for trading.

  "Option" or "Stock Option" means any non-qualified stock option to purchase shares of Stock granted pursuant to Section 4.

  "Public Offering" means an underwritten public offering of the Stock after the Effective Date led by at least one underwriter of nationally recognized standing.

  "Share Award" means an award of Stock to an Eligible Director pursuant to
Section 5.

  "Stock" means the Common Stock of the Company, no par value, subject to adjustments pursuant to Section 3.

  "Stock Account" shall mean a memorandum account established to record the Share Awards otherwise distributable to an Eligible Director which shall be deemed invested in Units.

  "Subsidiary" means any corporation or other entity (other than the Company) in any unbroken chain of corporations or other entities, beginning with the Company if each of the corporations or entities (other than the last corporation or entity in the unbroken chain) owns stock or other interests possessing 50% or more of the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain.

  "Units" shall have the meaning ascribed thereto in Section 5(c).

Section 2. Administration of Plan

  The Plan shall be administered by the Board. The Board shall have the power and authority to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan. All decisions and interpretations of the Board shall be binding on all persons, including the Company and Eligible Directors.

Section 3. Shares Issuable under the Plan; Mergers; Substitution

  (a) Shares Issuable. The aggregate maximum number of shares of Stock reserved and available for issuance under the Plan shall be 750,000. For purposes of this limitation, the shares of Stock underlying any Awards which are forfeited, canceled, reacquired by the Company other than through the payment of cash or the distribution of property (including Stock) or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. Shares of Stock issued under the Plan may be authorized but unissued shares or shares reacquired by the Company.

  (b) Stock Dividends, Mergers, etc. In the event of a stock dividend, stock split or similar change in capitalization affecting the Stock, the Board shall make appropriate adjustments to prevent the enlargement or diminution of the rights of any participant in (i) the number and kind of shares of stock or securities with respect to which Awards may thereafter be granted, (ii) the number and kind of shares remaining subject to outstanding Options, (iii) the option or purchase price in respect of any shares subject to any outstanding Options and (iv) the number of Shares to be awarded pursuant to a Share Award. In the event of any merger, consolidation, dissolution or liquidation of the Company, the Board in its sole discretion may, as to any outstanding Options, make such substitution or adjustment in the aggregate number of shares reserved for issuance under the Plan and the number and purchase price (if any) of shares subject to such Options as it may determine and as may be permitted by the terms of such transaction, or amend or terminate such Options upon such terms and conditions as it shall provide (which, in the case of the termination of the vested portion of any Option, shall require payment or other consideration which the Board deems equitable in the circumstances).

Section 4. Stock Options

  (a) Grant of Options. Each Eligible Director shall automatically be granted a Stock Option to purchase 25,000 shares of Stock on the later to occur of November 30, 1998 and the date he or she is first elected to the Board. The exercise price per share for the Stock covered by a Stock Option granted hereunder shall be equal to the Fair Market Value of the Stock on the date the Stock Option is granted.

  (b) Option Term. Except as otherwise expressly provided herein, the term of each Stock Option shall be ten years after the date the option is granted.

  (c) Exercise; Termination; Non-transferability.

    (1) Except as otherwise expressly provided herein, each Option granted hereunder shall be and become exercisable in five equal annual installments on each of the first five anniversaries of the date of grant of such Option, provided that the Eligible Director is still serving as a member of the Board on the relevant anniversary date.

    (2) No Stock Option granted under this Section 4 shall be transferable by an Eligible Director otherwise than by will or by the laws of descent and distribution, and such Options shall be exercisable, during the Eligible Director's lifetime only by him or her. Any Option granted to an Eligible Director and outstanding on the date of his or her death may be exercised by the legal representative or legatee of the optionee for a period of six months from the date of death until the expiration of the stated term of the option, if earlier.

    (3) Options granted under this Section 4 may be exercised, in whole or in part, by written notice to the Company specifying the number of shares to be purchased. Payment of the full purchase price of the shares to be purchased may be made in cash, by certified or bank check or by such other instrument acceptable to the Board or, with the consent of the Board, in whole or in part in the form of shares of Stock that are not then subject to restrictions under any Company plan and that have been held, unrestricted, by the optionee for at least six months. For purposes of the Plan, such surrendered shares shall be valued at Fair Market Value on the exercise date.

    (4) An optionee shall have the rights of a shareholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

    The delivery of certificates representing the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option or applicable provisions of law. To the extent deemed necessary or appropriate by the Company, such certificates shall bear appropriate legends.

Section 5. Share Awards

  (a) Grant. Except to the extent that an Eligible Director elects to defer receipt of a Share Award, each Eligible Director shall receive, in advance and on the first day of each calendar quarter, a Share Award in respect of that number of shares of Stock recommended by the Compensation Committee of the Board of Directors and approved by the Board. The number of shares of Stock awarded in respect of Share Awards for each calendar year shall be issued in lieu of other any fees (including, but not limited to, any annual retainer fees, meeting fees or chairman's fees) that would be payable for services as a director, and are expected to have a value (at the time the number of shares subject to quarterly Share Awards for such year are established) approximately equal to the amount of fees that would be payable to each Eligible Director for his or her services based on appropriate competitive practices. For periods prior to 2000, the quarterly Share Award will be 4,000 shares of Stock.

  (b) Deferral. Prior to the later of the last day of the calendar year in which any Share Awards will be made and the date on which an Eligible Director commences services as a director, such Eligible Director may elect to defer receipt of all or any part of any Share Awards to be made in the next calendar year (or, in the case an election made prior to service on the Board, in the remainder of the then current calendar year) and to have such deferred portion of the Share Award credited to the Eligible Director's Stock Account. A deferral election shall be made by written notice filed with the Clerk of the Company. Such election shall continue in effect (including with Share Awards payable for subsequent calendar years) unless and until the Eligible Director revokes or modifies such election by written notice filed with the Clerk of the Company. Any such revocation or modification of a deferral election shall become effective as of the end of the calendar year in which such notice is given and only with respect to Share Awards to be made in subsequent calendar years. Amounts credited to the Eligible Director's Stock Account prior to the effective date of any such revocation or modification of a deferral election shall not be affected by such revocation or modification and shall be distributed only in accordance with the otherwise applicable terms of the Plan. An Eligible Director who has revoked an election to participate in the Plan may file a new election to defer Share Awards granted in the calendar year following the year in which such new election is filed.

  (c) Stock Account. Any Share Award deferred shall be deemed to be invested in a number of notional shares of Stock (the "Units") equal to the number of shares of Stock subject to the portion of the Share Award deferred. Whenever a dividend other than a dividend payable in the form of shares is declared with respect to the shares, the number of Units in an Eligible Director's Stock Account shall be increased by the number of Units determined by dividing (i) the product of (A) the number of Units in such Stock Account on the related dividend record date and (B) the amount of any cash dividend declared by the Company on a share (or, in the case of any dividend distributable in property other than Stock, the per Share Award of such dividend, as determined by the Company for purposes of income tax reporting) by (ii) the Fair Market Value on the related dividend payment date. In the case of any dividend declared on shares of Stock which is payable in Stock, the Eligible Director's Stock Account shall be increased by the number of Units equal to the product of (i) the number of Units credited to his or her Stock Account on the related dividend record date and (ii) the number of shares (including any fraction thereof) distributable as a dividend on a share. In the event of any change in the number or kind of outstanding shares by reason of any recapitalization, reorganization, merger, consolidation, stock split or any similar change affecting the Stock, other than a stock dividend as provided above, the Board shall make an appropriate adjustment in the number of Units credited to the Eligible Director's Stock Account.

  (d) Distribution from Accounts Upon Termination of Service as a
Director. All distributions from an Eligible Director's Stock Account shall be in shares of Stock, except that any fractional shares distributable shall be paid in cash based on the Fair Market Value of a share on the date of distribution. At the time an Eligible Director makes a deferral election, such Eligible Director shall also file with the Clerk of the Company a written election with respect to (i) when distribution from such Stock Account shall commence (e.g., at a fixed date, immediately following the date the Eligible Director ceases to be a director or on the first business day of any calendar year following the calendar year in which the Eligible Director ceases to be a director) and (ii) whether such distribution shall be in a single distribution or in such number of annual installments (not to exceed ten) as the Eligible Director may designate. An Eligible Director may at any time, and from time to time, change any distribution election applicable to his or her Stock Account, provided that no election to change the timing of any terminal distribution shall be effective unless it is made in writing and received by the Clerk of the Company at least one full calendar year prior to the time at which the Eligible Director ceases to be a director.

  If an Eligible Director fails to specify a commencement date for a distribution in accordance herewith, such distribution shall commence on the first business day of the calendar year immediately following the year in which the Eligible Director ceases to be a director. If an Eligible Director fails to specify that a distribution shall be made in a single distribution or a number of installments, such distribution shall be made in a single distribution. In the case of any distribution being made in annual installments, each installment after the first installment shall be paid on the first business day of each subsequent calendar year until the entire amount subject to such installment distribution election shall have been paid. Any distribution in installments shall be in respect of the greatest number of whole shares determined by multiplying the number of Units standing to the credit of the Eligible Director by a fraction, the numerator of which is one
(1) and the denominator of which shall be the number of installments (including the current installment) yet to be paid; provided that the last installment shall always be the balance in the Eligible Director's Stock Account.

Section 6. Amendments and Termination

  The Board may, at any time, amend or discontinue the Plan and may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder's consent.

Section 7. Change in Control Provisions.

  (a) Options. In the event of a Change in Control, each Option shall become fully vested and exercisable and may, in the discretion of the Board, be canceled in exchange for a payment in accordance with subparagraph (iii) below of an amount equal to the excess, if any, of (i) the product of the Change in Control Price multiplied by the aggregate number of shares of Stock covered by such Option immediately prior to the Change in Control over (ii) the aggregate Option Price for all shares subject to such Option. Payment of the amount calculated in accordance with the immediately preceding sentence shall be made in cash or, if the transaction giving rise to the Change in Control is intended to qualify for pooling of interests accounting treatment, in a number of shares of Stock having a value (based on the Change in Control Price) equal to such amount, as soon as reasonably practicable, but in no event later than 30 days, following the Change in Control.

  (b) Alternative Awards. Notwithstanding paragraph (a), no cancellation, termination, acceleration of exercisability or vesting or settlement or other payment shall occur with respect to any outstanding Option if the Board (as constituted immediately prior to the consummation of the transaction constituting the Change in

Control) reasonably determines, in good faith, prior to the Change in Control that such outstanding Options shall be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted Options being hereinafter referred to as an "Alternative Awards") by the acquiring entity (or the direct or indirect parent thereof) provided that any Alternative Awards must:

    (i) provide the participant with rights and entitlements substantially equivalent to or better than the rights and entitlements applicable under the terms of such participant's outstanding Options immediately prior to the consummation of the transaction constituting the Change in Control, including, but not limited to, an identical or better exercise and vesting schedule and identical or better timing and methods of exercise or payment;

    (ii) have substantially equivalent economic value to such outstanding Options (determined at the time of the Change in Control); and

    (iii) have terms and conditions which provide that in the event that the participant suffers an involuntary termination of his Board membership within two years following a Change in Control:

      (x) any conditions on the participant's rights under, or any restrictions on transfer or exercisability applicable to, each Alternative Award held by such participant shall be waived or shall lapse, as the case may be; or

      (y) the participant shall have the right to surrender such Alternative Award within 30 days following such termination in exchange for a payment equal to the excess of the fair market value of the stock subject to the Alternative Award over the price, if any, that the participant would be required to pay to exercise such Alternative Award, which payment shall be made in cash or, if the transaction giving rise to the Change in Control is intended to qualify for pooling of interests accounting treatment, in a number of shares of the stock subject to the Alternative Award having a fair market value equal to such amount.

Section 8. General Provisions

  (a) No Distribution; Compliance with Legal Requirements. The Board may require each person acquiring shares of Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange requirements have been satisfied. The Board may require the placing of such stock-orders and restrictive legends on certificates for Stock and Options as it deems appropriate.

  (b) Delivery of Stock Certificates. Delivery of stock certificates to participants under this Plan shall be deemed effected for all purposes when the Company or a share transfer agent of the Company shall have delivered such certificates in the United States mail, addressed to the participant, at the participant's last known address on file with the Company.

  (c) Other Compensation Arrangements; No Rights to Board Membership. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements for Directors; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan and the grant of Options do not confer upon any Director any right to continued membership on the Board.

  (d) Status of Plan. With respect to the portion of any Option which has not been exercised, a participant shall have no rights greater than those of a general creditor of the Company.

Section 9. Effective Date of Plan

  The Plan shall become effective upon approval by the Board; provided that no further grants of Awards shall be made hereunder after the first meeting of shareholders of the Company occurring after the date of adoption of the Plan unless the Plan is approved at or before such meeting by the holders of a majority of the shares of capital stock of the Company present or represented and entitled to vote at a meeting of shareholders.

Section 10. Governing Law

  This Plan shall be governed by Massachusetts law except to the extent such law is preempted by federal law.

                                                                     APPENDIX C

                         AGREEMENT AND PLAN OF MERGER

  AGREEMENT AND PLAN OF MERGER ("Merger Agreement"), dated as of         ,
1999, by and between Dynatech Corporation, a Massachusetts corporation (the "Company"), and Dynatech Corporation, a Delaware corporation ("New Dynatech").

  WHEREAS, the Company is a corporation duly organized and existing under the laws of the Commonwealth of Massachusetts;

  WHEREAS, New Dynatech is a corporation duly organized and existing under the laws of the State of Delaware;

  WHEREAS, the Company has authority to issue 200,000,000 shares of Common Stock, no par value per share (the "Company's Common Stock"), of which shares are issued and outstanding and 100,000 shares of preferred stock, par value $1.00 per share (the "Company's Preferred Stock"), none of which has been issued;

  WHEREAS, prior to the Effective Date of the Merger (as such terms are hereinafter defined), additional shares of the Company's Common Stock may be issued upon the exercise of options to purchase the Company's Common Stock and pursuant to employee benefit plans of the Company and its subsidiaries;

  WHEREAS, New Dynatech has authority to issue 200,000,000 shares of Common Stock, par value $.01 per share (the "Delaware Common Stock") and 100,000 shares of preferred stock par value $1.00 per share, (the "Delaware Preferred Stock");

  WHEREAS, one hundred (100) shares of the Delaware Common Stock are issued and outstanding, all of which are owned, beneficially and of record, by the Company;

  WHEREAS, the respective Board of Directors of the Company and New Dynatech have determined that, for the purpose of effecting the reincorporation of the Company in the State of Delaware, it is advisable and in the best interest of both corporations that the Company merge with and into New Dynatech upon the terms and conditions hereinafter provided and in accordance with the laws of the State of Delaware and the Commonwealth of Massachusetts in a transaction qualifying as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"); and

  WHEREAS, the respective Board of Directors of the Company and New Dynatech have approved this Merger Agreement and directed that this Merger Agreement be submitted to a vote of their respective stockholders for approval.

  NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and New Dynatech hereby agree as follows:

  1. Merger. Subject to the terms and conditions of this Merger Agreement, the Company shall be merged with and into New Dynatech (the "Merger") in accordance with Section 253 of the Delaware General Corporation Law ("DGCL") and Section 79 of the Massachusetts Business Corporation Law ("MBCL") such that New Dynatech shall be the surviving corporation (hereinafter referred to as the "Surviving Corporation"). The Merger shall become effective upon the date (the "Effective Date") on which a certified copy of this Merger Agreement or a Certificate of Merger, executed and acknowledged on behalf of New Dynatech and the Company, in accordance with the requirements of the DGCL and the MBCL, has been filed with the Delaware Secretary of State and the Massachusetts Secretary of State.

  2. Certificate of Incorporation. The Certificate of Incorporation of New Dynatech, as in effect on the Effective Date, shall be the Certificate of Incorporation of the Surviving Corporation without change or amendment, until thereafter amended in accordance with the provisions thereof and applicable laws.

  3. Directors, Officers and By-Laws. The directors of the Company immediately prior to the Effective Date shall be the directors of the Surviving Corporation, each to hold office in accordance with the Certificate of Incorporation and the By-Laws of the Surviving Corporation. The officers of the Company immediately prior to the Effective Date shall be the officers of the Surviving Corporation, each to hold office in accordance with the Certificate of Incorporation and the By-Laws of the Surviving Corporation, except that the person serving as Secretary of New Dynatech shall serve as Secretary of the Surviving Corporation and the position of Clerk of the Company shall no longer exist and any person serving in such position shall not continue as an officer of the Surviving Corporation. The By-Laws of New Dynatech, as in effect on the Effective Date, shall be the By-Laws of the Surviving Corporation without change or amendment until thereafter amended in accordance with the provisions thereof and applicable laws.

  4. Succession. From and after the Effective Date, the Surviving Corporation shall succeed, insofar as permitted by law, to all of the rights, assets, liabilities and obligations of the Company; and the title to any real estate vested by deed or otherwise, in either of the Company and/or the Surviving Corporation, shall not revert or be in any way impaired by reason of the Merger, but all rights of creditors and all liens on any property of either of said corporation shall be reserved unimpaired, and all debts, liabilities and duties of said corporations shall, as of the Effective Date, attach to the Surviving Corporation, and may be enforced against the Surviving Corporation to the same extent as if said debts, liabilities, and duties had been incurred or contracted by it, and any claim existing or action or proceeding pending by or against any of said corporations may be prosecuted as if the Merger had not taken place, or the Surviving Corporation may be substituted in its place. The employees and agents of the Company shall become the employees and agents of the Surviving Corporation and continue to be entitled to the same rights and benefits which they enjoyed as employees and agents of the Company.

  5. Further Assurances. From time to time as and when requested by the Surviving Corporation or by its successors and assigns, there shall be executed and delivered on behalf of the Company and/or the Surviving Corporation such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest, protect or confirm, of record or otherwise, in the Surviving Corporation the title to and possession of all property, interest, assets, right, privileges, immunities, powers, franchises, and authority of the Company, and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of the Surviving Corporation are fully authorized, in the name and on behalf of the Company, or otherwise, to take any and all such action and to execute and deliver any and all such deeds and other instruments.

  6. Conversion of Shares.

  (a) Upon the Effective Date, each share of the Company's Common Stock issued and outstanding or held in the treasury of the Company immediately prior thereto (other than shares of the Company's Common Stock in respect of which dissenters' rights shall properly have been exercised in accordance with the
MBCL) shall, by virtue of the Merger and without any action on the part of any holder thereof, be changed and converted into one fully paid and non assessable share of Delaware Common Stock.

  (b) Upon the Effective Date, each share of the Company's Preferred Stock issued and outstanding or held in the treasury of the Company immediately prior thereto shall, by virtue of the Merger and without any action on the part of any holder thereof, be changed and converted into one fully paid and non assessable share of Delaware Preferred Stock.

  (c) Upon the Effective Date, the one hundred (100) shares of Delaware Common Stock currently issued and outstanding in the name of the Company shall be canceled and retired without any consideration being issued or paid therefor and shall resume the status of authorized and unissued shares of Delaware Common Stock, and no shares of Delaware Common Stock or other securities of the Surviving Corporation shall be issued in respect thereof.

  (d) Each outstanding option to purchase shares of the Company's Common Stock under any of the stock option or stock purchase plans of the Company (an "Old Option") and outstanding immediately prior to the Effective Date shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an option (the "New Option") to purchase, upon the same terms and conditions, the number of shares of Delaware Common Stock which is equal to the same number of shares of Company's Common Stock which may be purchased under such Old Option. The exercise price per share under each New Option shall be equal to the exercise price per share immediately prior to the Effective Date with respect to each Old Option. All of the Company's stock option plans and stock options granted thereunder, outstanding immediately prior to the Effective Date are automatically amended to permit plan continuance and stock option continuance and conversion into those of the Surviving Corporation following the Merger notwithstanding any provisions heretofore contained in such plans or outstanding options providing for termination in the event of a merger in which the Company is not the surviving corporation.

  7. Stock Certificates. Upon the Effective Date, each certificate representing issued and outstanding shares of the Company's Common Stock (other than shares of the Company's Common Stock in respect of which dissenters' rights shall properly have been exercised in accordance with the
MBCL) shall be deemed and treated for all purposes as representing the shares of Delaware Common Stock into which such shares of the Company's Common Stock have been converted. Each stockholder of the Company may, but is not required to, exchange any existing stock certificates representing shares of the Company's Common Stock for stock certificates representing the same number of shares of Delaware Common Stock. All shares of Delaware Common Stock into which shares of the Company's Common Stock shall have been converted pursuant to this Merger Agreement shall be deemed to have been issued in full satisfaction of all rights pertaining to such converted shares. When the Merger becomes effective, the holders of certificates representing the Company's Common Stock outstanding prior to the Effective Date (except for shares of the Company's Common Stock in respect of which dissenters' rights shall have been properly exercised in accordance with the MBCL) shall cease to have any rights with respect to such stock, and their sole rights shall be with respect to the Delaware Common Stock into which their shares of the Company's Common Stock are to be converted by the Merger. Upon the Effective Date, the stock transfer books of the Company shall be closed and no transfer of shares of the Company's Common Stock outstanding immediately prior to the Effective Date shall thereafter be made or consummated.

  8. Employee Option and Benefit Plans and Other Stock Rights. As of the Effective Date: (a) all employee option, benefit or compensation plans of the Company (collectively, the "Plans") and all obligations of the Company under the Plans, including the outstanding options granted pursuant to the Plans, and (b) all obligations of the Company under all other benefit or compensation plans and outstanding stock rights in effect as of the Effective Date with respect to which employee rights or accrued benefits or other rights are outstanding as of the Effective Date, shall be assumed by, and continue to be the plan of, the Surviving Corporation. To the extent any employee option, benefit or compensation plan of the Company provided for the issuance or purchase of, or otherwise related to, the Company's Common Stock, after the Effective Date such plan shall be deemed to provide for the issuance or purchase of, or otherwise relate to, Delaware Common Stock.

  9. Stockholder Approval. This Merger Agreement shall be submitted to a vote of the stockholders of the Company and the sole stockholder of New Dynatech in accordance with the laws of the Commonwealth of Massachusetts and the State of Delaware, respectively. In the event that this Merger Agreement shall be not approved by the requisite vote of holders of two-thirds of the Company's Common Stock outstanding and entitled to vote at the Company's 1999 annual meeting or any adjournment thereof, this Merger Agreement shall thereupon be terminated without further action of the parties hereto.

  10. Plan of Reorganization. This Agreement is intended to be a plan of reorganization within the meaning of Section 368(a) of the Code and the Treasury Regulations promulgated thereunder.

  11. Amendment. Subject to applicable law, this Merger Agreement may be amended, modified or supplemented by written agreement of the parties hereto at any time prior to the Effective Date with respect to any of the items contained herein.

  12. Abandonment. At any time before the Effective Date, this Merger Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either New Dynatech or the Company or both, notwithstanding the approval of this Merger Agreement by the stockholders of the Company or the sole stockholder of New Dynatech.

  13. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, except to the extent the laws of the State of Delaware are required to apply to the Merger.

  IN WITNESS WHEREOF, this Merger Agreement is hereby executed on behalf of the Company and New Dynatech by their respective duly authorized officers as of the date first written above.

                                          DYNATECH CORPORATION,
                                          a Massachusetts corporation

                                          _____________________________________
                                          Name:
                                          Title:

                                          DYNATECH CORPORATION,
                                          a Delaware corporation

                                          _____________________________________
                                          Name:
                                          Title:

                                                                     APPENDIX D

                         CERTIFICATE OF INCORPORATION
                                      OF
                             DYNATECH CORPORATION

  FIRST: The name of the corporation is Dynatech Corporation (the
"Corporation").

  SECOND: The Corporation's registered office in the State of Delaware is c/o Corporation Trust Center, 1209 Orange Street in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

  THIRD: The nature of the business of the Corporation and its purpose is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

  FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 200,100,000 shares, consisting of 200,000,000 shares of Common Stock, par value $.01 per share, and 100,000 shares of Preferred Stock, par value $1.00 per share.

  The Preferred Stock may be issued at any time and from time to time in one or more series. The Board of Directors is hereby authorized to provide for the issuance of shares of Preferred Stock in series and, by filing a certificate of designation pursuant to the applicable provisions of the General Corporation Law of the State of Delaware (hereinafter referred to as a "Preferred Stock Certificate of Designation"), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of shares of each such series and the qualifications, limitations and restrictions thereof.

  The authority of the Board of Directors with respect to each series of Preferred Stock shall include, but not be limited to, determination of the following:

    (a) the designation of the series, which may be by distinguishing number, letter or title;

    (b) the number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the applicable Preferred Stock Certificate of Designation) increase or decrease (but not below the number of shares thereof then outstanding);

    (c) whether dividends, if any, shall be cumulative or noncumulative and the dividend rate of the series;

    (d) the dates on which dividends, if any, shall be payable;

    (e) the redemption rights and price or prices, if any, for shares of the series;

    (f) the terms and amount of any sinking fund provided for the purchase or redemption of shares of the series;

    (g) the amounts payable on shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

    (h) whether the shares of the series shall be convertible or exchangeable into shares of any other class or series, or any other security, of the Corporation or any other corporation, and, if so, the specification of such other class or series or such other security, the conversion or exchange price or prices or rate or rates, any adjustments thereof, the date or dates as of which such shares shall be convertible or exchangeable and all other terms and conditions upon which such conversion or exchange may be made;

    (i) restrictions on the issuance of shares of the same series or of any other class or series;

    (j) the voting rights, if any, of the holders of shares of the series;
  and

    (k) such other terms and provisions as the Board of Directors may determine.

  FIFTH: The name and mailing address of the incorporator is as follows:

    Andrew S. Borodach
    c/o Debevoise & Plimpton
    875 Third Avenue
    New York, New York 10022

  SIXTH: The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation and for the purpose of creating, defining, limiting and regulating the powers of the Corporation and its directors and stockholders:

    (a) The number of Directors constituting the Board of Directors shall be as set forth in, or determined by the Board of Directors in accordance with, the By-Laws of the Corporation. The Board of Directors shall be divided into three classes, designated Classes I, II and III, which shall be as nearly equal in number as possible. Directors of Class I shall be elected at any time on and after the date of filing of this Certificate of Incorporation with the Secretary of State of the State of Delaware to hold office for an initial term expiring at the annual meeting of stockholders to be held in 2001. Directors of Class II shall be elected at any time on and after the date of filing of this Certificate of Incorporation with the Secretary of State of the State of Delaware to hold office for an initial term expiring at the annual meeting of stockholders to be held in 2002. Directors of Class III shall be elected at any time on and after the date of filing of this Certificate of Incorporation with the Secretary of State of the State of Delaware to hold office for an initial term expiring at the annual meeting of stockholders to be held in 2000; provided that, prior to the annual meeting of stockholders to be held in 2000, the Board of Directors may, by resolution duly adopted, create and appoint one or more persons to fill one or more Class III Directorships up to a number not to exceed the number of Directors in Class I for an interim term expiring at the annual meeting of stockholders to be held in 2000. At each annual meeting of stockholders following the annual meeting of stockholders to be held 2000, the respective successors of the Directors whose terms are expiring shall be elected for terms expiring at the annual meeting of stockholders held in the third succeeding year. Vacancies in the Board of Directors and newly-created Directorships resulting from any increase in the authorized number of Directors may be filled as provided in the By-Laws. Directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of Directors.

    (b) The election of directors may be conducted in any manner approved by the stockholders at the time when the election is held and need not be by ballot.

    (c) All corporate powers and authority of the Corporation (except as at the time otherwise provided by law, by this Certificate of Incorporation or by the By-Laws) shall be vested in and exercised by the Board of Directors.

    (d) The Board of Directors shall have the power without the assent or vote of the stockholders to adopt, amend, alter or repeal the By-Laws of the Corporation, except to the extent that the By-Laws or this Certificate of Incorporation otherwise provide.

    (e) No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as a director, provided that nothing contained in this Certificate of Incorporation shall eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) under
  Section 174 of the General Corporation Law of the State of Delaware or (iv) for any transaction from which the director derived an improper personal benefit.

  SEVENTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate in the manner now or hereafter prescribed by statute; and all rights herein conferred upon the stockholders are granted subject to this reservation.

  IN WITNESS WHEREOF, I, the undersigned, being the incorporator hereinabove named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make and file this Certificate of Incorporation, hereby declaring and certifying that the facts herein stated
are true, and accordingly have hereunto set my hand this     day of
          , 1999.

                                          _____________________________________
                                          Andrew S. Borodach

                                                                     APPENDIX E

                             DYNATECH CORPORATION
                           (a Delaware corporation)

                                    BY-LAWS

                        As adopted on           , 1999

                                   ARTICLE I

                                 STOCKHOLDERS

  Section 1.1 Annual Meetings. The annual meeting of the stockholders of the Corporation for the election of directors and for the transaction of such other business as properly may come before such meeting shall be held at such place, either within or without the State of Delaware, and at 10:00 a.m. local time on the first Tuesday in July (or, if such day is a legal holiday, then on the next succeeding business day), or at such other date and hour, as may be fixed from time to time by resolution of the Board of Directors and set forth in the notice or waiver of notice of the meeting. [Sections 211(a), (b).]/1/

  Section 1.2 Special Meetings. Special meetings of the stockholders may be called at any time by the Chairman (or, in the event of the Chairman's absence or disability, by the President or any Vice President) or the Board of Directors. A special meeting shall be called by the Chairman (or, in the event of the Chairman's absence or disability, by the President or any Vice President), or by the Secretary, immediately upon receipt of a written request therefor by stockholders holding in the aggregate not less than a majority of the outstanding shares of the Corporation at the time entitled to vote at any meeting of the stockholders. If such officers or the Board of Directors shall fail to call such meeting within 20 days after receipt of such request, any stockholder executing such request may call such meeting. Such special meetings of the stockholders shall be held at such places, within or without the State of Delaware, as shall be specified in the respective notices or waivers of notice thereof. [Section 211(d).]

  Section 1.3 Notice of Meetings; Waiver. The Secretary or any Assistant Secretary shall cause written notice of the place, date and hour of each meeting of the stockholders, and, in the case of a special meeting, the purpose or purposes for which such meeting is called, to be given personally or by mail, not less than ten nor more than sixty days prior to the meeting, to each stockholder of record entitled to vote at such meeting. If such notice is mailed, it shall be deemed to have been given to a stockholder when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder's address as it appears on the record of stockholders of the Corporation, or, if such stockholder shall have filed with the Secretary of the Corporation a written request that notices to such stockholder be mailed to some other address, then directed to such stockholder at such other address. Such further notice shall be given as may be required by law.

  No notice of any meeting of stockholders need be given to any stockholder who submits a signed waiver of notice, whether before or after the meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in a written waiver of notice. The attendance of any stockholder at a meeting of stockholders shall constitute a waiver of notice of such meeting, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting is not lawfully called or convened. [Sections 222, 229.]
--------
/1 /Citations are to the General Corporation Law of the State of Delaware as in effect on April 15, 1999, and are inserted for reference only, and do not constitute a part of the By-Laws.

  Section 1.4 Quorum. Except as otherwise required by law or by the Certificate of Incorporation, the presence in person or by proxy of the holders of record of a majority of the shares entitled to vote at a meeting of stockholders shall constitute a quorum for the transaction of business at such meeting. [Section 216.]

  Section 1.5 Voting. If, pursuant to Section 5.5 of these By-Laws, a record date has been fixed, every holder of record of shares entitled to vote at a meeting of stockholders shall be entitled to one vote for each share outstanding in such stockholder's name on the books of the Corporation at the close of business on such record date. If no record date has been fixed, then every holder of record of shares entitled to vote at a meeting of stockholders shall be entitled to one vote for each share of stock standing in such stockholder's name on the books of the Corporation at the close of business on the day next preceding the day on which notice of the meeting is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. Except as otherwise required by law or by the Certificate of Incorporation, the vote of a majority of the shares represented in person or by proxy at any meeting at which a quorum is present shall be sufficient for the transaction of any business at such meeting. [Sections 212(a), 216.]

  Section 1.6 Voting by Ballot. No vote of the stockholders need be taken by written ballot or conducted by Inspectors of Elections unless otherwise required by law. Any vote which need not be taken by ballot may be conducted in any manner approved by the meeting.

  Section 1.7 Adjournment. If a quorum is not present at any meeting of the stockholders, the stockholders present in person or by proxy shall have the power to adjourn any such meeting from time to time until a quorum is present. Notice of any adjourned meeting of the stockholders of the Corporation need not be given if the place, date and hour thereof are announced at the meeting at which the adjournment is taken, provided, however, that if the adjournment is for more than thirty days, or if after the adjournment a new record date for the adjourned meeting is fixed pursuant to Section 5.5 of these By-Laws, a notice of the adjourned meeting, conforming to the requirements of Section 1.3 hereof, shall be given to each stockholder of record entitled to vote at such meeting. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted on the original date of the meeting. [Section 222(c).]

  Section 1.8 Proxies. Any stockholder entitled to vote at any meeting of the stockholders or to express consent to or dissent from corporate action without a meeting may authorize another person or persons to vote at any such meeting and express such consent or dissent for such stockholder by proxy. A stockholder may authorize a valid proxy by executing a written instrument signed by such stockholder, or by causing his or her signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature, or by transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission to the person designated as the holder of the proxy, a proxy solicitation firm or a like authorized agent. No such proxy shall be voted or acted upon after the expiration of three years from the date of such proxy, unless such proxy provides for a longer period. Every proxy shall be revocable at the pleasure of the stockholder executing it, except in those cases where applicable law provides that a proxy shall be irrevocable. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by filing another duly executed proxy bearing a later date with the Secretary. Proxies by telegram, cablegram or other electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram or other electronic transmission was authorized by the stockholder. Any copy, facsimile telecommunication or other reliable reproduction of a writing or transmission created pursuant to this section may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission. [Sections 212(b), (c).]

  Section 1.9 Organization; Procedure. At every meeting of stockholders the presiding officer shall be the Chairman or, in the event of the Chairman's absence or disability, a presiding officer chosen by a majority of the stockholders present in person or by proxy. The Secretary, or in the event of the Secretary's absence or disability, the Assistant Secretary, if any, or if there be no Assistant Secretary, in the absence of the Secretary, an appointee of the presiding officer, shall act as Secretary of the meeting. The order of business and all other matters of procedure at every meeting of stockholders may be determined by such presiding officer.

  Section 1.10 Consent of Stockholders in Lieu of Meeting. To the fullest extent permitted by law, whenever the vote of stockholders at a meeting thereof is required or permitted to be taken for or in connection with any corporate action, such action may be taken without a meeting, without prior notice and without a vote of stockholders, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested.

  Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty days of the earliest dated consent delivered in the manner required by law to the Corporation, written consents signed by a sufficient number of holders or members to take action are delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. [Section 228.]

  Section 1.11 Notice of Stockholder Business and Nominations.

  (a) Annual Meetings of Stockholders. (i) Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (A) pursuant to the Corporation's notice of meeting, (B) by or at the direction of the Board of Directors or (C) by any stockholder of the Corporation who was a stockholder of record at the time of giving of notice provided for in this Section 1.11, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 1.11.

  (ii) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (C) of paragraph (a)(i) of this Section 1.11, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must be a proper matter for stockholder action. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder's notice as described above. Such stockholder's notice shall set forth (A) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Rule 14a-11 thereunder (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (C) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (1) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner and (2) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner.

  (iii) Notwithstanding anything in the second sentence of paragraph (a)(ii) of this Section 1.11 to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Corporation at least 100 days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by this
Section 1.11 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.

  (b) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation's notice of meeting (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this Section 1.11, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 1.11. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Corporation's notice of meeting, if the stockholder's notice required by paragraph (a)(ii) of this Section 1.11 shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of a stockholder's notice as described above.

  (c) General. (i) Only such persons who are nominated in accordance with the procedures set forth in this Section 1.11 shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 1.11. Except as otherwise provided by law, the Chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made, or proposed, as the case may be, in accordance with the procedures set forth in this Section 1.11 and, if any proposed nomination or business is not in compliance with this Section 1.11, to declare that such defective proposal or nomination shall be disregarded.

  (ii) For purposes of this Section 1.11, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

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

  (iii) Notwithstanding the foregoing provisions of this Section 1.11, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 1.11. Nothing in this Section 1.11 shall be deemed to affect any rights of (1) stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act or
(2) the holders of any series of Preferred Stock to elect directors under specified circumstances.

                                  ARTICLE II

                              BOARD OF DIRECTORS

  Section 2.1 General Powers. Except as may otherwise be provided by law, by the Certificate of Incorporation or by these By-Laws, the property, affairs and business of the Corporation shall be managed by or under the direction of the Board of Directors and the Board of Directors may exercise all the powers of the Corporation. [Section 141(a).]

  Section 2.2 Number. The number of Directors constituting the entire Board of Directors initially shall be three (3). Following the merger of the Corporation with Dynatech Corporation, a Massachusetts corporation, the number of Directors constituting the entire Board of Directors shall be nine (9), which number may be modified from time to time by resolution of the Board of Directors, but in no event shall the number of Directors be less than three, one for each Class of Directors, as described more fully in Section 2.3 of these By-laws. [Section 141(b).]

  Section 2.3 Election of Directors and Term of Office. Except as otherwise provided in Sections 2.12 and 2.13 of these By-Laws, the Directors shall be elected at each annual meeting of the stockholders as provided for below. If the annual meeting for the election of Directors is not held on the date designated therefor, the Directors shall cause the meeting to be held as soon thereafter as convenient. At each meeting of the stockholders for the election of Directors, provided a quorum is present, the Directors shall be elected by a plurality of the votes validly cast in such election. The Board of Directors shall be divided into three classes, designated Classes I, II and III, which shall be as nearly equal in number as possible. Directors of Class I shall be elected at any time on and after the date of filing of the Certificate of Incorporation with the Secretary of State of the State of Delaware to hold office for an initial term expiring at the annual meeting of stockholders to be held in 2001. Directors of Class II shall be elected at any time on and after the date of filing the Certificate of Incorporation with the Secretary of State of the State of Delaware to hold office for an initial term expiring at the annual meeting of stockholders to be held in 2002. Directors of Class III shall be elected at any time on and after the date of filing the Certificate of Incorporation with the Secretary of State of the State of Delaware to hold office for an initial term expiring at the annual meeting of stockholders to be held in 2000; provided that, prior to the annual meeting of stockholders to be held in 2000, the Board of Directors may, by resolution duly adopted, create and appoint one or more persons to fill one or more Class III Directorships up to a number not to exceed the number of Directors in Class I for an interim term expiring at the annual meeting of stockholders to be held in 2000. At each annual meeting of stockholders following the annual meeting of stockholders to be held in 2000, the respective successors of the Directors whose terms are expiring shall be elected for terms expiring at the annual meeting of stockholders held in the third succeeding year. Each Director (whenever elected) shall hold office until such Director's successor has been duly elected and qualified, or until the Director's earlier death, resignation or removal. [Sections 141 (b), 211(b), (c), 216.]

  Section 2.4 Annual and Regular Meetings. The annual meeting of the Board of Directors for the purpose of electing officers and for the transaction of such other business as may come before the meeting shall be held as soon as possible following adjournment of the annual meeting of the stockholders at the place of such annual meeting of the stockholders. Notice of such annual meeting of the Board of Directors need not be given. The Board of Directors from time to time may by resolution provide for the holding of regular meetings and fix the place (which may be within or without the State of Delaware) and the date and hour of such meetings. Notice of regular meetings need not be given, provided, however, that if the Board of Directors shall fix or change the time or place of any regular meeting, notice of such action shall be mailed promptly, or sent by telegram, radio or cable, to each Director who shall not have been present at the meeting at which such action was taken, addressed to such Directors at such Director's usual place of business, or shall be delivered to such Director personally. Notice of such action need not be given to any Director who attends the first regular meeting after such action is taken without protesting the lack of notice to such Director, prior to or at the commencement of such meeting, or to any Director who submits a signed waiver of notice, whether before or after such meeting. [Section 141(g).]

  Section 2.5 Special Meetings; Notice. Special meetings of the Board of Directors shall be held whenever called by the Chairman or, in the event of the Chairman's absence or disability, by the President or any Vice President, at such place (within or without the State of Delaware), date and hour as may be specified in the respective notices or waivers of notice of such meetings. Special meetings of the Board of Directors may be called on 24 hours' notice, if notice is given to each Director personally or by telephone or telegram, or on five days' notice, if notice is mailed to each Director, addressed to such Director at such Director's usual place of business. Notice of any special meeting need not be given to any Director who attends such meeting without protesting the lack of notice to such Director, prior to or at the commencement of such meeting, or to any Director who submits a signed waiver of notice, whether before or after such meeting, and any business may be transacted thereat. [Sections 141(g), 229.]

  Section 2.6 Quorum; Voting. At all meetings of the Board of Directors, the presence of a majority of the total authorized number of Directors shall constitute a quorum for the transaction of business. Except as otherwise required by law, the vote of a majority of the Directors present at any meeting at which a quorum is present shall be the act of the Board of Directors. [Section 141(b).]

  Section 2.7 Adjournment. A majority of the Directors present, whether or not a quorum is present, may adjourn any meeting of the Board of Directors to another time or place. No notice need be given of any adjourned meeting unless the time and place of the adjourned meeting are not announced at the time of adjournment, in which case notice conforming to the requirements of Section
2.5 shall be given to each Director.

  Section 2.8 Action Without a Meeting. Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if all members of the Board of Directors consent thereto in writing, and such writing or writings are filed with the minutes of proceedings of the Board of Directors. [Section 141(f).]

  Section 2.9 Regulations; Manner of Acting. To the extent consistent with applicable law, the Certificate of Incorporation and these By-Laws, the Board of Directors may adopt such rules and regulations for the conduct of meetings of the Board of Directors and for the management of the property, affairs and business of the Corporation as the Board of Directors may deem appropriate. The Directors shall act only as a Board, and the individual Directors shall have no power as such.

  Section 2.10 Action by Telephonic Communications. Members of the Board of Directors may participate in a meeting of the Board of Directors by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this provision shall constitute presence in person at such meeting. [Section 141(I).]

  Section 2.11 Resignations. Any Director may resign at any time by delivering a written notice of resignation, signed by such Director, to the Chairman or the Secretary. Unless otherwise specified therein, such resignation shall take effect upon delivery. [Section 141(b).]

  Section 2.12 Removal of Directors. Any Director may be removed at any time, either for or without cause, upon the affirmative vote of the holders of a majority of the outstanding shares of stock of the Corporation entitled to vote for the election of such Director, cast at a special meeting of stockholders called for the purpose or by written consent of the stockholders in lieu of such meeting. Any vacancy in the Board of Directors caused by any such removal may be filled at such meeting (or in the written instrument effecting such removal, if such removal was effected by consent without a meeting), by the stockholders entitled to vote for the election of the Director so removed. If such stockholders do not fill such vacancy at such meeting (or in the written instrument effecting such removal, if such removal was effected by consent without a meeting), such vacancy may be filled in the manner provided in Section 2.13 of these By-Laws. [Sections 141(b), 228]

  Section 2.13 Vacancies and Newly Created Directorships. If any vacancies shall occur in the Board of Directors, by reason of death, resignation, removal or otherwise, or if the authorized number of Directors shall be increased, the Directors then in office shall continue to act, and such vacancies and newly created directorships may be filled by a majority of the Directors then in office, although less than a quorum. A Director elected to fill a vacancy or a newly created directorship shall hold office until such Director's successor has been elected and qualified or until such Director's earlier death, resignation or removal. Any such vacancy or newly created directorship may also be filled at any time by vote of the stockholders. [Section 223.]

  Section 2.14 Compensation. The amount, if any, and form of consideration, which each Director shall be entitled to receive as compensation for such Director's services as such, shall be fixed from time to time by resolution of the Board of Directors. [Section 141(h).]

  Section 2.15 Reliance on Accounts and Reports, etc. A Director, or a member of any Committee designated by the Board of Directors shall, in the performance of such member's duties, be fully protected in relying in good faith upon the records of the Corporation and upon information, opinions, reports or statements presented to the Corporation by any of the Corporation's officers or employees, or Committees designated by the Board of Directors, or by any other person as to the matters the member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation. [Section 141(e).]

                                  ARTICLE III

                   EXECUTIVE COMMITTEE AND OTHER COMMITTEES

  Section 3.1 How Constituted. The Board of Directors may designate one or more Committees, including an Executive Committee, each such Committee to consist of such number of Directors as from time to time may be fixed by the Board of Directors. The Board of Directors may designate one or more Directors as alternate members of any such Committee, who may replace any absent or disqualified member or members at any meeting of such Committee. Thereafter, members (and alternate members, if any) of each such Committee may be designated at the annual meeting of the Board of Directors. Any such Committee may be abolished or re-designated from time to time by the Board of Directors. Each member (and each alternate member) of any such Committee (whether designated at an annual meeting of the Board of Directors or to fill a vacancy or otherwise) shall hold office until such Director's successor shall have been designated or until such Director shall cease to be a Director, or until such Director's earlier death, resignation or removal. [Section 141(c).]

  Section 3.2 Powers. During the intervals between the meetings of the Board of Directors, the Executive Committee, except as otherwise provided in this section, shall have and may exercise all the powers and authority of the Board of Directors in the management of the property, affairs and business of the Corporation. Each such other Committee, except as otherwise provided in this section, shall have and may exercise such powers of the

Board of Directors as may be provided by resolution or resolutions of the Board of Directors. Neither the Executive Committee nor any such other Committee shall have the power or authority:

    (a) to approve or adopt, or to recommend to the stockholders, any action or matter expressly required by the General Corporation Law of the State of Delaware to be submitted to the stockholders for approval; or

    (b) to adopt, amend or repeal any by-law of the Corporation;

    (c) and unless a resolution of the Board of Directors so provides, no such Committee shall have the power or authority to:

    (d) declare a dividend;

    (e) authorize the issuance of stock; or

    (f) adopt a certificate of ownership and merger pursuant to (S) 253 of the General Corporation Law of the State of Delaware (Merger of Parent Corporation and Subsidiary or Subsidiaries).

    (g) The Executive Committee shall have, and any such other Committee may be granted by the Board of Directors, power to authorize the seal of the Corporation to be affixed to any or all papers which may require it. [Section 141(c).]

  Section 3.3 Proceedings. Each such Committee may fix its own rules of procedure and may meet at such place (within or without the State of Delaware), at such time and upon such notice, if any, as it shall determine from time to time. Each such Committee shall keep minutes of its proceedings and shall report such proceedings to the Board of Directors at the meeting of the Board of Directors next following any such proceedings.

  Section 3.4 Quorum and Manner of Acting. Except as may be otherwise provided in the resolution creating such Committee, at all meetings of any Committee the presence of members (or alternate members) constituting a majority of the total authorized membership of such Committee shall constitute a quorum for the transaction of business. The act of the majority of the members present at any meeting at which a quorum is present shall be the act of such Committee. Any action required or permitted to be taken at any meeting of any such Committee may be taken without a meeting, if all members of such Committee shall consent to such action in writing and such writing or writings are filed with the minutes of the proceedings of the Committee. The members of any such Committee shall act only as a Committee, and the individual members of such Committee shall have no power as such. [Section 141(c).]

  Section 3.5 Action by Telephonic Communications. Members of any Committee designated by the Board of Directors may participate in a meeting of such Committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this provision shall constitute presence in person at such meeting. [Section 141(I).]

  Section 3.6 Absent or Disqualified Members. In the absence or disqualification of a member of any Committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. [Section 141(c).]

  Section 3.7 Resignations. Any member (and any alternate member) of any Committee may resign at any time by delivering a written notice of resignation, signed by such member, to the Chairman. Unless otherwise specified therein, such resignation shall take effect upon delivery.

  Section 3.8 Removal. Any member (and any alternate member) of any Committee may be removed at any time, either for or without cause, by resolution adopted by a majority of the whole Board of Directors.

  Section 3.9 Vacancies. If any vacancy shall occur in any Committee, by reason of disqualification, death, resignation, removal or otherwise, the remaining members (and any alternate members) shall continue to act, and any such vacancy may be filled by the Board of Directors.

                                  ARTICLE IV

                                   OFFICERS

  Section 4.1 Number. The officers of the Corporation shall be chosen by the Board of Directors and shall be a Chairman, President and Chief Executive Officer, one or more Vice Presidents, a Secretary and a Treasurer. The Board of Directors also may elect one or more Assistant Secretaries and Assistant Treasurers in such numbers as the Board of Directors may determine, and such other officers as the Board of Directors deems desirable. Any number of offices may be held by the same person. No officer need be a Director of the Corporation. [Section 142(a), (b).]

  Section 4.2 Election. Unless otherwise determined by the Board of Directors, the officers of the Corporation shall be elected by the Board of Directors at the annual meeting of the Board of Directors, and shall be elected to hold office until the next succeeding annual meeting of the Board of Directors. In the event of the failure to elect officers at such annual meeting, officers may be elected at any regular or special meeting of the Board of Directors. Each officer shall hold office until such officer's successor has been elected and qualified, or until such officer's earlier death, resignation or removal. [Section 142(b).]

  Section 4.3 Salaries. The salaries of all officers and agents of the Corporation shall be fixed by the Board of Directors.

   Section 4.4 Removal and Resignation; Vacancies. Any officer may be removed for or without cause at any time by the Board of Directors. Any officer may resign at any time by delivering a written notice of resignation, signed by such officer, to the Board of Directors, the Chairman or the President. Unless otherwise specified therein, such resignation shall take effect upon delivery. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise, shall be filled by the Board of Directors.
[Section 142(b), (e).]

  Section 4.5 Authority and Duties of Officers. The officers of the Corporation shall have such authority and shall exercise such powers and perform such duties as may be specified in these By-Laws, except that in any event each officer shall exercise such powers and perform such duties as may be required by law. [Section 142(a).]

  Section 4.6 The Chairman of the Board of Directors. The Chairman of the Board of Directors shall preside at all meetings of the stockholders and directors at which the Chairman is present and shall have such other duties as may from time to time be delegated to him by the Board of Directors.

  Section 4.7 The President and Chief Executive Officer. The President and Chief Executive Officer (known herein as the "President") shall be the chief executive officer and the chief operating officer of the Corporation, shall have general control and supervision of the policies and operations of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. The President shall manage and administer the Corporation's business and affairs and shall also perform all duties and exercise all powers usually pertaining to the office of a chief executive officer and a chief operating officer of a corporation. The President shall have the authority to sign, in the name and on behalf of the Corporation, checks, orders, contracts, leases, notes, drafts and other documents and instruments in connection with the business of the Corporation, and together with the Secretary or an Assistant Secretary, conveyances of real estate and other documents and instruments to which the seal of the Corporation is affixed. The President shall have the authority to cause the employment or appointment of such employees and agents of the Corporation as the conduct of the business of the Corporation may require, to fix their compensation, and to remove or suspend any employee or agent elected or appointed by the President or the Board of Directors. The President shall perform such other duties and have such other powers as the Board of Directors or the Chairman may from time to time prescribe.

  Section 4.8 The Vice Presidents. Each Vice President shall perform such duties and exercise such powers as may be assigned to such Vice President from time to time by the President. In the absence of the President, the duties of the President shall be performed and the President's powers may be exercised by such Vice President as shall be designated by the President, or failing such designation, such duties shall be performed and such powers may be exercised by each Vice President in the order of their earliest election to that office; subject in any case to review and superseding action by the President.

  Section 4.9 The Secretary. The Secretary shall have the following powers and duties:

    (a) The Secretary shall keep or cause to be kept a record of all the proceedings of the meetings of the stockholders and of the Board of Directors in books provided for that purpose.

    (b) The Secretary shall cause all notices to be duly given in accordance with the provisions of these By-Laws and as required by law.

    (c) Whenever any Committee shall be appointed pursuant to a resolution of the Board of Directors, the Secretary shall furnish a copy of such resolution to the members of such Committee.

    (d) The Secretary shall be the custodian of the records and of the seal of the Corporation and cause such seal (or a facsimile thereof) to be affixed to all certificates representing shares of the Corporation prior to the issuance thereof and to all instruments the execution of which on behalf of the Corporation under its seal shall have been duly authorized in accordance with these By-Laws, and when so affixed the Secretary may attest the same.

    (e) The Secretary shall properly maintain and file all books, reports, statements, certificates and all other documents and records required by law, the Certificate of Incorporation or these By-Laws.

    (f) The Secretary shall have charge of the stock books and ledgers of the Corporation and shall cause the stock and transfer books to be kept in such manner as to show at any time the number of shares of stock of the Corporation of each class issued and outstanding, the names (alphabetically arranged) and the addresses of the holders of record of such shares, the number of shares held by each holder and the date as of which each became such holder of record.

    (g) The Secretary shall sign (unless the Treasurer, an Assistant Treasurer or Assistant Secretary shall have signed) certificates representing shares of the Corporation the issuance of which shall have been authorized by the Board of Directors.

    (h) The Secretary shall perform, in general, all duties incident to the office of secretary and such other duties as may be specified in these By-Laws or as may be assigned to such Vice President from time to time by the Board of Directors, or the President.

  Section 4.10 The Treasurer. The Treasurer shall be the chief financial officer of the Corporation and shall have the following powers and duties:

    (a) The Treasurer shall have charge and supervision over and be responsible for the moneys, securities, receipts and disbursements of the Corporation, and shall keep or cause to be kept full and accurate records of all receipts of the Corporation.

    (b) The Treasurer shall cause the moneys and other valuable effects of the Corporation to be deposited in the name and to the credit of the Corporation in such banks or trust companies or with such bankers or other depositaries as shall be selected in accordance with Section 8.5 of these By-Laws.

    (c) The Treasurer shall cause the moneys of the Corporation to be disbursed by checks or drafts (signed as provided in Section 8.6 of these By-Laws) upon the authorized depositaries of the Corporation and cause to be taken and preserved proper vouchers for all moneys disbursed.

    (d) The Treasurer shall render to the Board of Directors or the President, whenever requested, a statement of the financial condition of the Corporation and of all the Treasurer's transactions as Treasurer, and render a full financial report at the annual meeting of the stockholders, if called upon to do so.

    (e) The Treasurer shall be empowered from time to time to require from all officers or agents of the Corporation reports or statements giving such information as the Treasurer may desire with respect to any and all financial transactions of the Corporation.

    (f) The Treasurer may sign (unless an Assistant Treasurer or the Secretary or an Assistant Secretary shall have signed) certificates representing stock of the Corporation the issuance of which shall have been authorized by the Board of Directors.

    (g) The Treasurer shall perform, in general, all duties incident to the office of treasurer and such other duties as may be specified in these By-Laws or as may be assigned to such Treasurer from time to time by the Board of Directors, or the President.

  Section 4.11 Additional Officers. The Board of Directors may appoint such other officers and agents as it may deem appropriate, and such other officers and agents shall hold their offices for such terms and shall exercise such powers and perform such duties as may be determined from time to time by the Board of Directors. The Board of Directors from time to time may delegate to any officer or agent the power to appoint subordinate officers or agents and to prescribe their respective rights, terms of office, authorities and duties. Any such officer or agent may remove any such subordinate officer or agent appointed by such officer, for or without cause. [Section 142(a), (b).]

  Section 4.12 Security. The Board of Directors may require any officer, agent or employee of the Corporation to provide security for the faithful performance of such person's duties, in such amount and of such character as may be determined from time to time by the Board of Directors. [Section 142(c).]

                                   ARTICLE V

                                 CAPITAL STOCK

  Section 5.1 Certificates of Stock. The shares of the Corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of the stock of the Corporation shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until each certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board of Directors, every holder of stock in the Corporation represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of the Corporation, by the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, representing the number of shares registered in certificate form. Such certificate shall be in such form as the Board of Directors may determine, to the extent consistent with applicable law, the Certificate of Incorporation and these By-Laws. [Section 158.]

  Section 5.2 Signatures; Facsimile. All of such signatures on the certificate may be a facsimile, engraved or printed, to the extent permitted by law. In case any officer, transfer agent or registrar who has signed, or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue. [Section 158.]

  Section 5.3 Lost, Stolen or Destroyed Certificates. The Board of Directors may direct that a new certificate be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon delivery to the Board of Directors of an affidavit of the owner or owners of such certificate, setting forth such allegation. The Board of Directors may require the owner of such lost, stolen or destroyed certificate, or such owner's legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of any such new certificate. [Section 167.]

  Section 5.4 Transfer of Stock. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares, duly endorsed or accompanied by appropriate evidence of succession, assignment or authority to transfer, the Corporation shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books. Within a reasonable time after the transfer of uncertificated stock, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to Sections 151, 156, 202(a) or 218(a) of the General Corporation Law of the State of Delaware. Subject to the provisions of the Certificate of Incorporation and these By-Laws, the Board of Directors may prescribe such additional rules and regulations as it may deem appropriate relating to the issue, transfer and registration of shares of the Corporation. [Section 151.]

  Section 5.5 Record Date. In order to determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted by the Board of Directors, and which shall not be more than sixty nor less than ten days before the date of such meeting. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting, provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

  In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the board of directors is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

  In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights of the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. [Section 213.]

  Section 5.6 Registered Stockholders. Prior to due surrender of a certificate for registration of transfer, the Corporation may treat the registered owner as the person exclusively entitled to receive dividends and other distributions, to vote, to receive notice and otherwise to exercise all the rights and powers of the owner of the shares represented by such certificate, and the Corporation shall not be bound to recognize any equitable or legal claim to or interest in such shares on the part of any other person, whether or not the Corporation shall have notice of such claim or interests. Whenever any transfer of shares shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of the transfer if, when the certificates are presented to the Corporation for transfer or uncertificated shares are requested to be transferred, both the transferor and transferee request the Corporation to do so. [Section 159.]

  Section 5.7 Transfer Agent and Registrar. The Board of Directors may appoint one or more transfer agents and one or more registrars, and may require all certificates representing shares to bear the signature of any such transfer agents or registrars.

                                  ARTICLE VI

                                INDEMNIFICATION

  Section 6.1 Nature of Indemnity. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was or has agreed to become a director or officer of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as a director or officer, of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, and may indemnify any person who was or is a party or is threatened to be made a party to such an action, suit or proceeding by reason of the fact that such person is or was or has agreed to become an employee or agent of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person or on such person's behalf in connection with such action, suit or proceeding and any appeal therefrom, if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding had no reasonable cause to believe such person's conduct was unlawful; except that in the case of an action or suit by or in the right of the Corporation to procure a judgment in its favor (1) such indemnification shall be limited to expenses (including attorneys' fees) actually and reasonably incurred by such person in the defense or settlement of such action or suit, and (2) no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court shall deem proper.

  The termination of any action, suit or proceeding by judgment, order settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person's conduct was unlawful.

  Section 6.2 Successful Defense. To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section
6.1 hereof or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith.

  Section 6.3 Determination That Indemnification Is Proper. Any indemnification of a director or officer of the Corporation under Section 6.1 hereof (unless ordered by a court) shall be made by the Corporation unless a determination is made that indemnification of the director or officer is not proper in the circumstances because such person has not met the applicable standard of conduct set forth in Section 6.1 hereof. Any indemnification of an employee or agent of the Corporation under Section 6.1 hereof (unless ordered by a court) may be made by the Corporation upon a determination that indemnification of the employee or agent is proper in the circumstances because such person has met the applicable standard of conduct set forth in
Section 6.1 hereof. Any such determination shall be made (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, or (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (4) by the stockholders.

  Section 6.4 Advance Payment of Expenses. Expenses (including attorneys' fees) incurred by a director or officer in defending any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Article. Such expenses (including attorneys' fees) incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate. The Board of Directors may authorize the Corporation's counsel to represent such director, officer, employee or agent in any action, suit or proceeding, whether or not the Corporation is a party to such action, suit or proceeding.

  Section 6.5 Procedure for Indemnification of Directors and Officers. Any indemnification of a director or officer of the Corporation under Sections 6.1 and 6.2, or advance of costs, charges and expenses to a director or officer under Section 6.4 of this Article, shall be made promptly, and in any event within 30 days, upon the written request of the director or officer. If a determination by the Corporation that the director or officer is entitled to indemnification pursuant to this Article is required, and the Corporation fails to respond within sixty days to a written request for indemnity, the Corporation shall be deemed to have approved such request. If the Corporation denies a written request for indemnity or advancement of expenses, in whole or in part, or if payment in full pursuant to such request is not made within 30 days, the right to indemnification or advances as granted by this Article shall be enforceable by the director or officer in any court of competent jurisdiction. Such person's costs and expenses incurred in connection with successfully establishing such person's right to indemnification, in whole or in part, in any such action shall also be indemnified by the Corporation. It shall be a defense to any such action (other than an action brought to enforce a claim for the advance of costs, charges and expenses under Section 6.4 of this Article where the required undertaking, if any, has been received by the Corporation) that the claimant has not met the standard of conduct set forth in Section 6.1 of this Article, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, its independent legal counsel, and its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because such person has met the applicable standard of conduct set forth in Section 6.1 of this Article, nor the fact that there has been an actual determination by the Corporation (including its Board of Directors, its independent legal counsel, and its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

  Section 6.6 Survival; Preservation of Other Rights. The foregoing indemnification provisions shall be deemed to be a contract between the Corporation and each director, officer, employee and agent who serves in any such capacity at any time while these provisions as well as the relevant provisions of the Delaware Corporation Law are in effect and any repeal or modification thereof shall not affect any right or obligation then existing with respect to any state of facts then or previously existing or any action, suit or proceeding previously or thereafter brought or threatened based in whole or in part upon any such state of facts. Such a "contract right" may not be modified retroactively without the consent of such director, officer, employee or agent.

  The indemnification provided by this Article VI shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

  Section 6.7 Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was or has agreed to become a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person or on such person's behalf in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article, provided that such insurance is available on acceptable terms, which determination shall be made by a vote of a majority of the entire Board of Directors.

  Section 6.8 Severability. If this Article or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each director or officer and may indemnify each employee or agent of the Corporation as to costs, charges and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Corporation, to the fullest extent permitted by any applicable portion of this Article that shall not have been invalidated and to the fullest extent permitted by applicable law.

                                  ARTICLE VII

                                    OFFICES

  Section 7.1 Registered Office. The registered office of the Corporation in the State of Delaware shall be located at Corporation Trust Center, 1209 Orange Street in the City of Wilmington, County of New Castle.

  Section 7.2 Other Offices. The Corporation may maintain offices or places of business at such other locations within or without the State of Delaware as the Board of Directors may from time to time determine or as the business of the Corporation may require.

                                 ARTICLE VIII

                              GENERAL PROVISIONS

  Section 8.1 Dividends. Subject to any applicable provisions of law and the Certificate of Incorporation, dividends upon the shares of the Corporation may be declared by the Board of Directors at any regular or special meeting of the Board of Directors and any such dividend may be paid in cash, property, or shares of the Corporation's capital stock.

  A member of the Board of Directors, or a member of any Committee designated by the Board of Directors shall be fully protected in relying in good faith upon the records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or Committees of the Board of Directors, or by any other person as to matters the Director reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation, as to the value and amount of the assets, liabilities and/or net profits of the Corporation, or any other facts pertinent to the existence and amount of surplus or other funds from which dividends might properly be declared and paid. [Sections 172, 173.]

  Section 8.2 Reserves. There may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, thinks proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation or for such other purpose as the Board of Directors shall think conducive to the interest of the Corporation, and the Board of Directors may similarly modify or abolish any such reserve. [Section 171.]

  Section 8.3 Execution of Instruments. The President, any Vice President, the Secretary or the Treasurer may enter into any contract or execute and deliver any instrument in the name and on behalf of the Corporation. The Board of Directors, the Chairman or the President may authorize any other officer or agent to enter into any contract or execute and deliver any instrument in the name and on behalf of the Corporation. Any such authorization may be general or limited to specific contracts or instruments.

  Section 8.4 Corporate Indebtedness. No loan shall be contracted on behalf of the Corporation, and no evidence of indebtedness shall be issued in its name, unless authorized by the Board of Directors, the Chairman or the President. Such authorization may be general or confined to specific instances. Loans so authorized may be effected at any time for the Corporation from any bank, trust company or other institution, or from any firm, corporation or individual. All bonds, debentures, notes and other obligations or evidences of indebtedness of the Corporation issued for such loans shall be made, executed and delivered as the Board of Directors, the Chairman or the President shall authorize. When so authorized by the Board of Directors, the Chairman or the President, any part of or all the properties, including contract rights, assets, business or good will of the Corporation, whether then owned or thereafter acquired, may be mortgaged, pledged, hypothecated or conveyed or assigned in trust as security for the payment of such bonds, debentures, notes and other obligations or evidences of indebtedness of the Corporation, and of the interest thereon, by instruments executed and delivered in the name of the Corporation.

  Section 8.5 Deposits. Any funds of the Corporation may be deposited from time to time in such banks, trust companies or other depositaries as may be determined by the Board of Directors, the Chairman or the President, or by such officers or agents as may be authorized by the Board of Directors, the Chairman or the President to make such determination.

  Section 8.6 Checks. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such agent or agents of the Corporation, and in such manner, as the Board of Directors, the Chairman or the President from time to time may determine.

  Section 8.7 Sale, Transfer, etc. of Securities. To the extent authorized by the Board of Directors, or by the Chairman, the President, any Vice President, the Secretary or the Treasurer or any other officers designated by the Board of Directors, the Chairman or the President may sell, transfer, endorse, and assign any shares of stock, bonds or other securities owned by or held in the name of the Corporation, and may make, execute and deliver in the name of the Corporation, under its corporate seal, any instruments that may be appropriate to effect any such sale, transfer, endorsement or assignment.

  Section 8.8 Voting as Stockholder. Unless otherwise determined by resolution of the Board of Directors, the Chairman, the President or any Vice President shall have full power and authority on behalf of the Corporation to attend any meeting of stockholders of any corporation in which the Corporation may hold stock, and to act, vote (or execute proxies to vote) and exercise in person or by proxy all other rights, powers and privileges incident to the ownership of such stock. Such officers acting on behalf of the Corporation shall have full power and authority to execute any instrument expressing consent to or dissent from any action of any such corporation without a meeting. The Board of Directors may by resolution from time to time confer such power and authority upon any other person or persons.

  Section 8.9 Fiscal Year. The fiscal year of the Corporation shall commence on the first day of April of each year and shall terminate in each case on the last day of March.

  Section 8.10 Seal. The seal of the Corporation shall be circular in form and shall contain the name of the Corporation, the year of its incorporation and the words "Corporate Seal" and "Delaware". The form of such seal shall be subject to alteration by the Board of Directors. The seal may be used by causing it or a facsimile thereof to be impressed, affixed or reproduced, or may be used in any other lawful manner.

  Section 8.11 Books and Records; Inspection. Except to the extent otherwise required by law, the books and records of the Corporation shall be kept at such place or places within or without the State of Delaware as may be determined from time to time by the Board of Directors.

                                  ARTICLE IX

                             AMENDMENT OF BY-LAWS

  Section 9.1 Amendment. These By-Laws may be amended, altered or repealed

    (a) by resolution adopted by a majority of the Board of Directors at any special or regular meeting of the Board if, in the case of such special meeting only, notice of such amendment, alteration or repeal is contained in the notice or waiver of notice of such meeting; or

    (b) at any regular or special meeting of the stockholders if, in the case of such special meeting only, notice of such amendment, alteration or repeal is contained in the notice or waiver of notice of such meeting; provided that any such amendment, alteration or repeal of the By-laws by the stockholders may not be amended, altered or repealed by the Board of Directors pursuant to clause (a) of this Section 9.1. [Section 109(a).]

                                   ARTICLE X

                                 CONSTRUCTION

  Section 10.1 Construction. In the event of any conflict between the provisions of these By-Laws as in effect from time to time and the provisions of the certificate of incorporation of the Corporation as in effect from time to time, the provisions of such certificate of incorporation shall be controlling.

                                                                     APPENDIX F

                PROVISIONS OF THE GENERAL LAWS OF MASSACHUSETTS
               RELATING TO THE RIGHTS OF DISSENTING STOCKHOLDERS

                   (SECTIONS 86 TO 98 OF CHAPTER 156B OF THE
                        GENERAL LAWS OF MASSACHUSETTS)

  86. RIGHT OF APPRAISAL. If a corporation proposes to take a corporate action as to which any section of this chapter provides that a stockholder who objects to such action shall have the right to demand payment for his shares and an appraisal thereof, sections eighty-seven to ninety-eight, inclusive, shall apply except as otherwise specifically provided in any section of this chapter. Except as provided in sections eighty-two and eighty-three, no stockholder shall have such right unless (1) he files with the corporation before the taking of the vote of the shareholders on such corporate action, written objection to the proposed action stating that he intends to demand payment for his shares if the action is taken and (2) his shares are not voted in favor of the proposed action.

  87. NOTICE OF STOCKHOLDERS MEETING TO CONTAIN STATEMENT AS TO APPRAISAL RIGHTS. The notice of the meeting of stockholders at which the approval of such proposed action is to be considered shall contain a statement of the rights of objecting stockholders. The giving of such notice shall not be deemed to create any rights in any stockholder receiving the same to demand payment for his stock, and the directors may authorize the inclusion in any such notice of a statement of opinion by the management as to the existence or non-existence of the right of the stockholders to demand payment for their stock on account of the proposed corporate action. The notice may be in such form as the directors or officers calling the meeting deem advisable, but the following form of notice shall be sufficient to comply with this section:

    "If the action proposed is approved by the stockholders at the meeting and effected by the corporation, any stockholder (1) who files with the corporation before the taking of the vote on the approval of such action, written objection to the proposed action stating that he intends to demand payment for his shares if the action is taken and (2) whose shares are not voted in favor of such action has or may have the right to demand in writing from the corporation (or, in the case of a consolidation or merger, the name of the resulting or surviving corporation shall be inserted), within twenty days after the date of mailing to him of notice in writing that the corporate action has become effective, payment for his shares and an appraisal of the value thereof. Such corporation and any such stockholder shall in such cases have the rights and duties and shall follow the procedure set forth in sections 88 to 98, inclusive, of chapter 156B of the General Laws of Massachusetts."

  88. NOTICE TO OBJECTING STOCKHOLDER THAT CORPORATE ACTION HAS BECOME EFFECTIVE. The corporation taking such action, or in the case of a merger or consolidation the surviving or resulting corporation, shall, within ten days after the date on which such corporate action became effective, notify each stockholder who filed written objection meeting the requirements of section eighty-six and whose shares were not voted in favor of the approval of such action, that the action approved at the meeting of the corporation of which he is a stockholder has become effective. The giving of such notice shall not be deemed to create any rights in any stockholder receiving the same to demand payment for his stock. The notice shall be sent by registered or certified mail, addressed to the stockholder at his last known address as it appears in the records of the corporation.

  89. DEMAND FOR PAYMENT BY OBJECTING STOCKHOLDER. If within twenty days after the date of mailing of a notice under subsection (e) of section eighty-two, subsection (f) of section eighty-three, or section eighty-eight any stockholder to whom the corporation was required to give such notice shall demand in writing from the corporation taking such action, or in the case of a consolidation or merger from the resulting or surviving corporation, payment for his stock, the corporation upon which such demand is made shall pay to him the fair value of his stock within thirty days after the expiration of the period during which such demand may be made.

  90. DETERMINATION OF VALUE OF STOCK BY SUPERIOR COURT. If during the period of thirty days provided for in section eighty-nine the corporation upon which such demand is made and any such objecting stockholder fail to agree as to the value of such stock, such corporation or any such stockholder may within four months after the expiration of such thirty-day period demand a determination of the value of the stock of all such objecting stockholders by a bill in equity filed in the superior court in the county where the corporation in which such objecting stockholder held stock had or has its principal office in the commonwealth.

  91. BILL IN EQUITY TO DETERMINE VALUE OF STOCK OF OBJECTING STOCKHOLDERS ON FAILURE TO AGREE ON VALUE THEREOF ETC.; PARTIES TO BILL ETC.; SERVICE OF BILL ON CORPORATION; NOTICE TO STOCKHOLDER PARTIES ETC. If the bill is filed by the corporation, it shall name as parties respondent all stockholders who have demanded payment for their shares and with whom the corporation has not reached agreement as to the value thereof. If the bill is filed by a stockholder, he shall bring the bill in his own behalf and in behalf of all other stockholders who have demanded payment for their shares and with whom the corporation has not reached agreement as to the value thereof, and service of the bill shall be made upon the corporation by subpoena with a copy of the bill annexed. The corporation shall file with its answer a duly verified list of all such other stockholders, and such stockholders shall thereupon be deemed to have been added as parties to the bill. The corporation shall give notice in such form and returnable on such date as the court shall order to each stockholder party to the bill by registered or certified mail, addressed to the last known address of such stockholder as shown in the records of the corporation, and the court may order such additional notice by publication or otherwise as it deems advisable. Each stockholder who makes demand as provided in section eighty-nine shall be deemed to have consented to the provisions of this section relating to notice, and the giving of notice by the corporation to any such stockholder in compliance with the order of the court shall be a sufficient service of process on him. Failure to give notice to any stockholder making demand shall not invalidate the proceedings as to other stockholders to whom notice was properly given, and the court may at any time before the entry of a final decree make supplementary orders of notice.

  92. BILL IN EQUITY TO DETERMINE VALUE OF STOCK OF OBJECTING STOCKHOLDERS ON FAILURE TO AGREE ON VALUE THEREOF, ETC.; ENTRY OF DECREE DETERMINING VALUE OF STOCK; DATE ON WHICH VALUE IS TO BE DETERMINED. After hearing the court shall enter a decree determining the fair value of the stock of those stockholders who have become entitled to the valuation of and payment for their shares, and shall order the corporation to make payment of such value, together with interest, if any, as hereinafter provided, to the stockholders entitled thereto upon the transfer by them to the corporation of the certificates representing such stock if certificated or if uncertificated, upon receipt of an instruction transferring such stock to the corporation. For this purpose, the value of the shares shall be determined as of the day preceding the date of the vote approving the proposed corporate action and shall be exclusive of any element of value arising from the expectation or accomplishment of the proposed corporate action.

  93. BILL IN EQUITY TO DETERMINE VALUE OF STOCK OF OBJECTING STOCKHOLDERS ON FAILURE TO AGREE ON VALUE THEREOF, ETC.; COURT MAY REFER BILL, ETC., TO SPECIAL MASTER TO HEAR PARTIES, ETC. The court in its discretion may refer the bill or any question arising thereunder to a special master to hear the parties, make findings and report the same to the court, all in accordance with the usual practice in suits in equity in the superior court.

  94. BILL IN EQUITY TO DETERMINE VALUE OF STOCK OF OBJECTING STOCKHOLDERS ON FAILURE TO AGREE ON VALUE THEREOF, ETC.; STOCKHOLDER PARTIES MAY BE REQUIRED TO

SUBMIT THEIR STOCK CERTIFICATES FOR NOTATION THEREON OF PENDENCY OF BILL, ETC. On motion the court may order stockholder parties to the bill to submit their certificates of stock to the corporation for notation thereon of the pendency of the bill, and may order the corporation to note such pendency in its records with respect to any uncertificated shares held by such stockholder parties, and may on motion dismiss the bill as to any stockholder who fails to comply with such order.

  95. BILL IN EQUITY TO DETERMINE VALUE OF STOCK OF OBJECTING STOCKHOLDERS ON FAILURE TO AGREE ON VALUE THEREOF, ETC.; TAXATION OF COSTS, ETC.; INTEREST ON AWARD, ETC. The costs of the bill, including the reasonable compensation and expenses of any master appointed by the court, but exclusive of fees of counsel or of experts retained by any party, shall be determined by the court and taxed upon the parties to the bill, or any of them, in such manner as appears to be equitable, except that all costs of giving notice to stockholders as provided in this chapter shall be paid by the corporation. Interest shall be paid upon any award from the date of the vote approving the proposed corporate action, and the court may on application of any interested party determine the amount of interest to be paid in the case of any stockholder.

  96. STOCKHOLDER DEMANDING PAYMENT FOR STOCK NOT ENTITLED TO NOTICE OF STOCKHOLDERS' MEETINGS OR TO VOTE STOCK OR TO RECEIVE DIVIDENDS, ETC.; EXCEPTIONS. Any stockholder who has demanded payment for his stock as provided in this chapter shall not thereafter be entitled to notice of any meeting of stockholders or to vote such stock for any purpose and shall not be entitled to the payment of dividends or other distribution on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the date of the vote approving the proposed corporate action) unless:

    (1) A bill shall not be filed within the time provided in section ninety;

    (2) A bill, if filed, shall be dismissed as to such stockholder; or

    (3) Such stockholder shall with the written approval of the corporation, or in the case of a consolidation or merger, the resulting or surviving corporation, deliver to it a written withdrawal of his objections to and an acceptance of such corporate action.

  Notwithstanding the provisions of clauses (1) to (3), inclusive, said stockholder shall have only the rights of a stockholder who did not so demand payment for his stock as provided in this chapter.

  97. CERTAIN SHARES PAID FOR BY CORPORATION TO HAVE STATUS OF TREASURY STOCK, ETC. The shares of the corporation paid for by the corporation pursuant to the provisions of this chapter shall have the status of treasury stock or in the case of a consolidation or merger the shares or the securities of the resulting or surviving corporation into which the shares of such objecting stockholder would have been converted had he not objected to such consolidation or merger shall have the status of treasury stock or securities.

  98. ENFORCEMENT BY STOCKHOLDER OF RIGHT TO RECEIVE PAYMENT FOR HIS SHARES TO BE EXCLUSIVE REMEDY; EXCEPTION. The enforcement by a stockholder of his right to receive payment for his shares in the manner provided in this chapter shall be an exclusive remedy except that this chapter shall not exclude the right of such stockholder to bring or maintain an appropriate proceeding to obtain relief on the ground that such corporate action will be or is illegal or fraudulent as to him.

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